                                            1933 Act Registration No. 333-103454
                                             1940 Act Registration No. 811-08289


--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                [X]

                           Pre-Effective Amendment No.___        [_]
                          Post-Effective Amendment No. 1         [X]


                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [X]

                              Amendment No: 13                   [X]

                        THRIVENT VARIABLE LIFE ACCOUNT I
                              (Exact name of trust)

                        THRIVENT FINANCIAL FOR LUTHERANS
                               (Name of Depositor)

                             625 FOURTH STREET SOUTH
                              MINNEAPOLIS, MN 55415
                    (Address of Principal Executive Offices)


        Depositor's Telephone Number, including Area Code: (612) 340-8214


                              Brett L. Agnew, Esq.
                                Senior Counsel of
                        THRIVENT FINANCIAL FOR LUTHERANS
                             625 FOURTH STREET SOUTH
                              MINNEAPOLIS, MN 55415
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       THRIVENT VARIABLE LIFE ACCOUNT I
                                  PROSPECTUS
                                      FOR
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                  ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

                  Service Center:           Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001     Minneapolis, MN 55415
             Telephone: (800) 847-4836  Telephone: (800) 847-4836
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This prospectus describes the flexible premium variable life insurance Contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The Contract is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Contract. You should consider the Contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this Contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or through withdrawals from another insurance policy.


We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the "Variable Account") or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ("Fund"), which is an open-end management investment company (commonly known as a "mutual fund"). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:





             Thrivent Technology Portfolio                          Thrivent Large Cap Growth Portfolio
      Thrivent Partner Small Cap Growth Portfolio                 Thrivent Large Cap Growth Portfolio II
        (subadvised by Franklin Advisers, Inc.)                   Thrivent Partner Growth Stock Portfolio
       Thrivent Partner Small Cap Value Portfolio             (subadvised by T. Rowe Price Associates, Inc.)
     (subadvised by T. Rowe Price Associates, Inc.)                 Thrivent Large Cap Value Portfolio
           Thrivent Small Cap Stock Portfolio                       Thrivent Large Cap Stock Portfolio
           Thrivent Small Cap Index Portfolio                       Thrivent Large Cap Index Portfolio
           Thrivent Mid Cap Growth Portfolio                     Thrivent Real Estate Securities Portfolio
          Thrivent Mid Cap Growth Portfolio II                          Thrivent Balanced Portfolio
            Thrivent Mid Cap Stock Portfolio                           Thrivent High Yield Portfolio
            Thrivent Mid Cap Index Portfolio                       Thrivent Partner High Yield Portfolio
     Thrivent Partner International Stock Portfolio      (subadvised by Pacific Investment Management Company LLC)
(subadvised by Mercator Asset Management, LP and T. Rowe                 Thrivent Income Portfolio
               Price International, Inc.)                              Thrivent Bond Index Portfolio
           Thrivent Partner All Cap Portfolio                    Thrivent Limited Maturity Bond Portfolio
 (subadvised by Fidelity Management & Research Company)           Thrivent Mortgage Securities Portfolio
                                                                      Thrivent Money Market Portfolio


An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.


                  The date of this Prospectus is May 1, 2004.

NOTICE REGARDING THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO



Franklin Advisers, Inc. ("FAI") has given notice that it will terminate its Investment Subadvisory Agreement to serve as investment subadviser to the Thrivent Partner Small Cap Growth Portfolio, effective May 31, 2004. The Board of Directors of Thrivent Series Fund, Inc. (the "Fund") has directed the Fund's investment adviser, Thrivent Financial for Lutherans ("Thrivent Financial"), to conduct a search for a new small cap growth investment subadviser to replace FAI. Thrivent Financial anticipates recommending a new investment subadviser to the Board of Directors at the Board's next regularly scheduled meeting on May 18, 2004. If the Board of Directors approves the recommendation, the new investment subadviser will begin serving as investment subadviser to the Portfolio on or before May 31, 2004. In the event a new investment subadviser is not in place by May 31, 2004, the Fund will either seek FAI's agreement to continue managing the Portfolio until a new investment subadviser is in place, or Thrivent Financial will assume direct investment management responsibilities for the Portfolio until a new subadviser assumes management of the Portfolio. Prior to May 31, 2004, the Fund will send notification to shareholders of the Portfolio advising them of who has been selected as new investment subadviser, when the change will take place, and if the change is expected to occur after May 31, 2004 who will be providing direct investment management to the Portfolio until the new subadviser assumes that responsibility.



The Thrivent Partner Small Cap Growth Portfolio operates under a
"manager-of-managers" structure. Under this structure, Thrivent Financial has the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. The hiring of a new investment subadviser to replace FAI will be done under this authority.


               .................................................................

TABLE OF CONTENTS



          Contract Benefits/Risks Summary                              4

          Fee Tables                                                   9

          Thrivent Financial for Lutherans and the Fixed Accounts     15

          The Variable Account and the Portfolios                     16

          The Contract                                                21

          Premiums                                                    23

          Contract Values                                             25

          Death Benefits                                              27

          Partial Surrenders and Surrenders                           32

          Transfers                                                   33

          Written and Telephone Requests                              35

          Loans                                                       36

          Contract Lapse and Reinstatement                            37

          Charges and Deductions                                      38

          Federal Tax Matters                                         42

          Additional Benefits and Riders                              45

          Hypothetical Illustrations                                  47

          Legal Proceedings                                           55

          Financial Statements                                        55

          Glossary                                                    56

          Statement of Additional Information                         59
          Table of Contents


               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................

This summary describes the Contract's important benefits and risks. The sections in the prospectus following this summary discuss the Contract's benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable life insurance Contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract's performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit
We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit. We will reduce the amount of any Death Proceeds payable by the amounts of any loans, unpaid loan interest and withdrawals.

Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured's attained age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.

Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured's attained age . The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.

Death Benefit Guarantee
Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a "no-lapse guarantee.") The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Contract Issue Date, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75 . The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.

Access to Accumulated Value
Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount, DCA Fixed Account or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


Electronic Payment Program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically sent directly from your checking or savings account.

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract's Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. At the time you apply for the Contract, you may choose to use the DCA Fixed Account as the source account for Dollar Cost Averaging for 12 months. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.

Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10/th/ Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account we pay an annual rate of 3%. Loans may have tax consequences. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the expiration of the Free Look Period.


Partial Surrenders. You may make a Written Request to withdraw part of your Accumulated Value. During each Contract Year, we deduct a $25 charge from the Accumulated Value for each partial surrender after the first one in the first 10 Contract Years. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.


Surrenders. At any time while the Contract is in force and the Insured is living, you may make a Written Request to surrender this Contract. A surrender may result in a decrease charge depending how long your Contract has been in force. A surrender may have tax consequences.

Premiums
Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our electronic payments program. You may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

Free Look Provision. You have the right to examine and cancel your Contract by returning it to our Service Center or to your Thrivent Financial associate no later than 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be returned.) The right to examine period begins when you receive your Contract. If you cancel and return your Contract during this period, we generally will mail a refund to you within seven days after we receive your request to cancel your Contract. In most states, this refund will equal the sum of the Accumulated Value on the date the Contract is returned to us plus the premium expense charge that was charged upon issue and any monthly deduction that was made. In several other states the refund equals the premium paid. Check your Contract for information about how the free look provision applies in your state.

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


The Contract
Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the following Subaccounts of the Variable
Account:

Thrivent Technology Subaccount

Thrivent Partner Small Cap Growth Subaccount


Thrivent Partner Small Cap Value Subaccount

Thrivent Small Cap Stock Subaccount
Thrivent Small Cap Index Subaccount
Thrivent Mid Cap Growth Subaccount
Thrivent Mid Cap Growth Subaccount II
Thrivent Mid Cap Stock Subaccount
Thrivent Mid Cap Index Subaccount

Thrivent Partner International Stock Subaccount Thrivent Partner All Cap Subaccount

Thrivent Large Cap Growth Subaccount
Thrivent Large Cap Growth Subaccount II

Thrivent Partner Growth Stock Subaccount

Thrivent Large Cap Value Subaccount
Thrivent Large Cap Stock Subaccount
Thrivent Large Cap Index Subaccount
Thrivent Real Estate Securities Subaccount
Thrivent Balanced Subaccount
Thrivent High Yield Subaccount

Thrivent Partner High Yield Subaccount

Thrivent Income Subaccount
Thrivent Bond Index Subaccount
Thrivent Limited Maturity Bond Subaccount
Thrivent Mortgage Securities Subaccount
Thrivent Money Market Subaccount

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus.. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our general account.

DCA Fixed Account. If you elect this option in the application we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.

Loan Account. The Loan Account is the amount securing any loan you make. This amount is segregated and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


Settlement Options. There are several ways of receiving proceeds under the death benefit and surrender provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $2,000.

Additional Benefits and Riders
We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund's prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.


Risk of Lapse
If your monthly deductions exceed your Cash Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse:

.. if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or

.. if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks
We anticipate that the Contract should be deemed a life insurance Contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract, particularly as it relates to Contracts on Insureds in the substandard risk class. Assuming that the Contract qualifies as a life insurance Contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance Contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Moreover, death benefits payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (MEC) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 591/2. If the Contract is not a MEC, distributions generally will be treated first as a return of

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................

your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Surrender and Partial Surrender Risks
A decrease charge applies during the first 10 Contract Years after the Issue Date and for 10 years after each increase in Face Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse above.

A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.

A surrender or partial surrender may have tax consequences.

Loan Risks
A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Contract may lapse (terminate without value) if your indebtedness reduces the Cash Surrender Value to less than zero.

A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly.

Portfolio Risks


A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund's prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.


               .................................................................

FEE TABLES

               .................................................................

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. If the amount of a charge varies depending on the owner's or the Insured's individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.

                               Transaction Fees

             Charge                          When Deducted                    Amount Deducted
-----------------------------------------------------------------------------------------------------

Premium Expense Charge             Upon receipt of each premium       5% of each premium payment
                                   paid
-----------------------------------------------------------------------------------------------------

Premium Tax Charge                 Not applicable/1/                  Not applicable
-----------------------------------------------------------------------------------------------------

Decrease Charge/2/
under the base Contract or
following an increase in
Face Amount:
  Minimum and                      Upon surrender, lapse, decrease in During the first Contract Year,
  Maximum Charge                   the Face Amount, a partial         $2.16 to $47.23 per $1,000 of
                                   surrender or a change in Death     decrease in Face Amount
                                   Benefit Option that results in a
                                   decrease in Face Amount during
                                   the first 10 Contract Years

  Charge for a male Insured,       Upon surrender, lapse, decrease in $14.72 per $1,000 of decrease
  Issue Age 40, in the preferred   the Face Amount or a partial       in Face Amount
  nontobacco risk class with a     surrender that results in a
  Face Amount Increase of          decrease in Face Amount during
  $150,000, in the first           the first 10 Contract Years
  Contract Year
-----------------------------------------------------------------------------------------------------

/1/ We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. /2/ The decrease charge remains level for the first five years of the contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero by the end of year 10 (and to zero by the end of the 10/th/ year following an increase in Face Amount). Decrease charges depend on the Insured's issue age, gender (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender. Your Contract's declarations page will indicate the decrease charges applicable to your Contract, and more detailed information concerning your decrease charges is available on request from our service center at (800) 847-4836.

               .................................................................

FEE TABLES

               .................................................................


                            Transaction Fees, cont.


         Charge                 When Deducted        Amount Deducted
----------------------------------------------------------------------

Partial Surrender Charge  Upon partial surrender/3/ $25 per withdrawal
----------------------------------------------------------------------

Transfer Charge           Upon transfer/4/          $25 per transfer
----------------------------------------------------------------------

Accelerated Death Benefit On exercise of benefit    $150
----------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.



              Periodic Charges Other Than Fund Operating Expenses


                                                                    Amount Deducted
             Charge                      When Deducted               (Annualized)
-------------------------------------------------------------------------------------------

Cost of Insurance/5/
  Minimum and                      On Issue Date and monthly $0.15 to $999.96 per $1,000 of
  Maximum Charge                   thereafter.               amount at risk/6/

  Charge for a male Insured,       On Issue Date and monthly $2.28 per $1,000 of amount at
  Issue Age 40, in the preferred   thereafter.               risk
  non-tobacco risk class with a
  Face Amount of $150,000, in
  the first Contract Year
-------------------------------------------------------------------------------------------

Mortality and Expense              On Issue Date and monthly During the first 10 Contract
Risk Charges                       thereafter.               Years, a maximum annual rate
  A tiered charge based on                                   of 1.10% of the Subaccount
  Subaccount Accumulated Value                               Accumulated Value within this
  up to $25,000                                              range/7/
-------------------------------------------------------------------------------------------

Administrative Charge              On Issue Date and monthly $90 for juveniles, $108 for
                                   thereafter.               adults
-------------------------------------------------------------------------------------------

/3/ The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10/th/ Contract Year there will not be a surrender charge.
/4/ We do not assess a transfer charge for the first twelve transfers made each Contract Year.
/5/ Cost of insurance charges depend on the Insured's issue age, gender (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. Your Contract's declarations page will indicate the cost of insurance charges applicable to your Contract, and more detailed information concerning your cost of insurance charges is available on request from our Service Center at (800) 847-4836.
/6/ The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.
/7 /After the 10/th/ Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10/th/ Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10/th/ Contract Year. This is a tiered charge.

               .................................................................

FEE TABLES

               .................................................................


          Periodic Charges Other Than Fund Operating Expenses, cont.



                                                                          Amount Deducted
            Charge                         When Deducted                   (Annualized)
------------------------------------------------------------------------------------------------

Loan Interest                     On the monthly anniversary after 5% on loan balance/8/
                                  a loan is taken and monthly
                                  thereafter
------------------------------------------------------------------------------------------------

Preferred Loan Interest           On the monthly anniversary after 3% on loan amount taken after
                                  a loan is taken and monthly      the 10/th/ Contract Year/9/
                                  thereafter
------------------------------------------------------------------------------------------------

Additional Benefit
Charges:/10/
  Accidental Death Benefit
  Minimum and                     On the rider Issue Date and      $0.36 to $2.88 per $1,000 of
  Maximum Charge                  monthly thereafter until the     rider coverage amount
                                  Insured's age 70

  Charge for a male Insured,      On the rider Issue Date and      $0.60 per $1,000 of rider
  Issue Age 40, in the standard   monthly thereafter until the     coverage amount
  risk class with a Face          Insured's age 70
  Amount/rider coverage
  amount of $150,000, in the
  first Contract Year
------------------------------------------------------------------------------------------------

/8 /You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.
/9 /Loan amounts may not exceed 10% of the Cash Surrender Value each Contract Year for this preferred rate to apply. Any subsequent loans may not increase the sum of the preferred loans on the Contract to no more than 60% of the amount by which the Accumulated Value exceeds the decrease charge on the date the loan is taken.
/10/ Charges for the Accidental Death Benefit, Term Life Insurance Benefit, Applicant Waiver Benefit, Child Term Life Insurance Benefit, Disability Waiver Benefit, Guaranteed Increase Option Benefit, and Spouse Term Life Insurance Benefit may vary based on the Insured's attained age or issue age, gender, risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract's declaration page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available on request from our Service Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured's age, gender, risk class, death benefit option chosen, Face Amount and riders requested.

               .................................................................

FEE TABLES

               .................................................................


          Periodic Charges Other Than Fund Operating Expenses, cont.



                                                                            Amount Deducted
             Charge                         When Deducted                    (Annualized)
----------------------------------------------------------------------------------------------------
  Term Life Insurance
  Benefit
  Minimum and                      On the rider Issue Date and      $0.21 to $999.96 per $1,000 of
  Maximum Charge                   monthly thereafter until the end rider coverage amount
                                   of the 30/th/ Contract Year

  Charge for a male Insured,       On the rider Issue Date and      $1.29 per $1,000 of rider
  Issue Age 40, in the preferred   monthly thereafter until the end coverage amount
  nontobacco risk class with a     of the 30/th/ Contract Year
  Face Amount/rider coverage
  amount of $150,000, in the
  first Contract Year
----------------------------------------------------------------------------------------------------
  Applicant Waiver of
  Selected Amount Benefit
  Charge
  Minimum and                      On the rider Issue Date and      5% to 195% of all monthly
  Maximum Charge                   monthly thereafter until the     deductions/11/
                                   Insured's age 21

  Charge for an Insured, Issue     On the rider Issue Date and      6% of all monthly deductions/11/
  Age 0 and applicant age 30,      monthly thereafter until the
  in the standard risk class, in   Insured's age 21
  the first Contract Year.
----------------------------------------------------------------------------------------------------

  Child Term Life Insurance        On the rider Issue Date and      $5.40 per $1,000 of rider
  Benefit                          monthly thereafter until the     coverage amount
                                   child's age 25
----------------------------------------------------------------------------------------------------
  Cost of Living Adjustment                                         No charge for this benefit/12/
  Benefit
----------------------------------------------------------------------------------------------------

/11/ Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.
/12 /This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

               .................................................................

FEE TABLES

               .................................................................


          Periodic Charges Other Than Fund Operating Expenses, cont.


                                                                       Amount Deducted
             Charge                       When Deducted                 (Annualized)
---------------------------------------------------------------------------------------------
  Disability Waiver of
  Monthly Deduction
  Benefit
  Minimum and                      On the rider Issue Date and  4.8% to 195.5% of all monthly
  Maximum Charge                   monthly thereafter until the deductions/11/
                                   Insured's age 65

  Charge for a male Insured,       On the rider issue date and  7.7% of all monthly
  Issue Age 40, in the preferred   monthly thereafter until the deductions/11/
  nontobacco risk class with a     Insured's age 65
  Face Amount/rider coverage
  amount of $150,000, in the
  first Contract Year
---------------------------------------------------------------------------------------------
  Disability Waiver of
  Selected Amount Benefit
  Minimum and                      On the rider issue date and  1.9% to 98% of the selected
  Maximum Charge                   monthly thereafter until the monthly premium amount/13/
                                   Insured's age 65

  Charge for a male Insured,       On the rider issue date and  3.7% of the selected monthly
  Issue Age 40, in the preferred   monthly thereafter until the premium amount/13/
  nontobacco risk class with a     Insured's age 65
  Face Amount/rider coverage
  amount of $150,000, in the
  first Contract Year
---------------------------------------------------------------------------------------------
  Guaranteed Increase
  Option Benefit
  Minimum and                      On the rider issue date and  $0.36 to $2.52 per $1,000 of
  Maximum Charge                   monthly thereafter until the rider coverage amount
                                   Insured's age 43

  Charge for an Insured, Issue     On the rider Issue Date and  $0.36 per $1,000 of rider
  Age 0                            monthly thereafter until the coverage amount
                                   Insured's age 43
---------------------------------------------------------------------------------------------

/11/ Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.
/13 /Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

               .................................................................

FEE TABLES

               .................................................................


          Periodic Charges Other Than Fund Operating Expenses, cont.


                                                                               Amount Deducted
             Charge                           When Deducted                     (Annualized)
------------------------------------------------------------------------------------------------------
  Spouse Term Life
  Insurance Benefit
  Minimum and                      On the rider Issue Date and          $0.21 to $999.96 per $1,000 of
  Maximum Charge                   monthly thereafter until the         rider coverage amount
                                   earlier of the Insured's or spouse's
                                   death or divorce, or the end of
                                   the 30/th/ Contract Year

  Charge for a female Insured,     On the rider Issue Date and          $1.17 per $1,000 of rider
  Issue Age 40, in the preferred   monthly thereafter until the         coverage amount
  nontobacco risk class with a     earlier of the Insured's or spouse's
  Face Amount/rider coverage       death or divorce, or the end of
  amount of $150,000, in the       the 30/th/ Contract Year
  first Contract Year
------------------------------------------------------------------------------------------------------


The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Fund that you may pay periodically during the time that you own the Contract. Operating expenses include management fees and other expenses and may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the attached Fund prospectus.



                                                                                  Minimum Maximum
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/14/
(expenses that are deducted from Fund assets, including management fees and other
expenses):                                                                         0.39%   1.72%
-------------------------------------------------------------------------------------------------


/14/ Certain expenses were voluntarily reimbursed or waived during 2003 and 2004, and the adviser expects to continue to voluntarily reimburse certain expenses. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.03%. The reimbursements and waivers may be discontinued at any time.


               .................................................................

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

               .................................................................

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans . Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account and DCA Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.

The Fixed Account and DCA Fixed Account are part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of 3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.

The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Contract.

               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................


Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of "separate account" under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.


The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives below. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount's corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.


We own the assets of the Variable Account and keep them legally segregated from the assets of the general account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

.. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;


.. Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;


..  Substitute or close Subaccounts to allocations of premiums or Accumulated
   Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

.. Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

..  Combine the Variable Account with other Variable Accounts, and/or create new
   Variable Accounts;

..  Deregister the Variable Account under the 1940 Act, or operate the Variable
   Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

.. Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................


Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date. The Variable Account consists of 28 Subaccounts in which to invest.


If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.


In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.


The Fund



You may allocate Net Premiums to one or more of the Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.


Each Portfolio's assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.


The following table summarizes each Portfolio's investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.


               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................




Portfolio                            Investment Objective
---------                            --------------------
Thrivent Technology Portfolio        To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities
                                     convertible into common stocks.

Thrivent Partner Small Cap Growth    To achieve long-term capital growth by investing primarily in a
Portfolio                            diversified portfolio of common stocks of U.S. small
                                     capitalization companies.

Thrivent Partner Small Cap Value     To seek long-term growth of capital by investing primarily in a
Portfolio                            professionally-managed diversified portfolio of smaller
                                     capitalization common stocks.

Thrivent Small Cap Stock Portfolio   To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio   To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in
                                     common stocks of the index.

Thrivent Mid Cap Growth Portfolio    To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common
                                     stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth              To achieve long-term growth of capital by investing primarily in
Portfolio II                         a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Stock Portfolio     To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio     To seek total returns that track the performance of the S&P
                                     MidCap 400 Index* by investing primarily in common stocks
                                     comprising the Index.

Thrivent Partner International Stock To strive for long-term capital growth by investing primarily in
Portfolio                            foreign stocks.

Thrivent Partner All Cap Portfolio   To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio  To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth            To achieve long-term growth of capital and future income by
Portfolio II                         investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock        To achieve long-term growth of capital and, secondarily, increase
Portfolio                            dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.


               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................


Porfolio                           Investment Objective
--------                           --------------------
Thrivent Large Cap Stock Portfolio To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities
                                   convertible into common stocks.

Thrivent Large Cap Value Portfolio To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio To strive for investment results that approximate the performance of the S&P 500(R)* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities    To seek to provide long-term capital appreciation and high
Portfolio                          current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio        To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments.
                                   Securities are selected consistent with the policies of the Large
                                   Company Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio      To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds")
                                   which involve greater risks than higher quality investments, while also considering growth of capital as a secondary
                                   objective.

Thrivent Partner High Yield Bond   To strive for high current income and secondarily capital
Portfolio                          growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Thrivent Income Portfolio          To achieve a high level of income over the longer term while providing reasonable safety of capital through investment
                                   primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio      To strive for investment results similar to the total return of the
                                   Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond     To seek a high level of current income consistent with stability
Portfolio                          of principal.

Thrivent Mortgage Securities       To seek a combination of current income and long-term capital
Portfolio                          appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio    To achieve the maximum current income that is consistent
                                   with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.


               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................


Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.


Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectuses provide more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.



Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions.



We offer shares of the Fund to several Variable Accounts managed by us and to fund benefits payable under the Contracts issued through each Variable Account. We also offer shares of the Fund to certain retirement plans. The Fund may also offer its shares directly to us, other of our Variable Accounts, our subsidiaries or affiliated companies. We may add or substitute portfolios for the current Portfolios at any time (subject to any necessary regulatory approval). Not all Portfolios are available in all states.


At this time, we do not anticipate any disadvantages to Owners arising from the sale of the Fund's shares to support variable life insurance contracts and variable annuity contracts, or from shares being sold to Variable Accounts of insurance companies that may be affiliated with us. However, we will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, should be taken in response to these conflicts. In addition, if we believe that the Fund's response to any of these conflicts does not sufficiently protect Owners, we will take appropriate action on our own.

Investment Management


We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:



..  Franklin Advisers, Inc. serves as subadviser for the Thrivent Partner Small
   Cap Growth Portfolio.



..  T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner
   Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.



.. T. Rowe Price International, Inc. and Mercator Asset Management LP serve as co-subadviser for the Thrivent Partner International Stock Portfolio.


               .................................................................

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

               .................................................................



.. Fidelity Management and Research Company serves as subadviser for the Thrivent Partner All Cap Portfolio.



..  Pacific Investment Management Company LLC serves as subadviser for the
   Thrivent Partner High Yield Portfolio.



The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.




Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

               .................................................................

THE CONTRACT

               .................................................................

We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership.

Typically, the applicant of the Contract is the Owner and Insured of the Contract. While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured attains age 16, control will transfer to the Insured on the earlier of:

..  the Contract Anniversary after the Insured's 21/st /birthday;

.. the date on which the adult controller transfers control to the Insured by giving us written notice; or

..  the date of death of the adult controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

THE CONTRACT

               .................................................................


Applying for a Contract

We sell the Contract through our Thrivent Financial associates who also are registered representatives of Thrivent Investment Management Inc. To apply for a Contract please contact your Thrivent Financial associate. You can locate your Thrivent Financial associate by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Purchasing a Contract

In order to purchase a Contract, you must submit a completed application and an initial premium to us at our Service Center through any Thrivent Financial associate. We will begin processing your request to purchase a Contract when we receive the application in Good Order.

In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent Financial. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000. For ages 18 to 50, the minimum amount is $100,000. For ages 51 to 80, the minimum amount is $50,000 (minimum ages and issue amounts may vary when issued to an Insured in a substandard risk class and in certain states). We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine that this Contract is better for you. You may have to pay a decrease charge on your existing insurance, and this Contract imposes a new decrease charge period. You should speak with your financial professional or tax advisor to be sure the exchange of an existing insurance policy for this Contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. We will not issue this Contract until we have received an initial premium. If the premium is coming from the issuer of your existing insurance policy, the issuance of this Contract may be delayed.

When Insurance Coverage Takes Effect

We will issue a Contract only if the underwriting process has been completed, the application has been approved, and the proposed Insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Contract will take effect only if we have received your minimum initial premium. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date.

Free Look Provision

Your Contract provides for an initial "free look" period. You, as the Owner, have the right to return your Contract within 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be returned.) To return your Contract you may either:

.. deliver or mail your Contract along with a Written Request to cancel to your Thrivent Financial associate; or

.. deliver or mail your Contract along with a Written Request to cancel to the Service Center.

               .................................................................

THE CONTRACT

               .................................................................


Generally within seven days after we receive your request for cancellation, we will cancel the Contract and send you a refund.

We will refund to you an amount equal to the Contract's Accumulated Value plus premium expense charge and any monthly deduction made. To determine the amount to refund, we will use the Accumulation Unit Value as of the date of the returned Contract or notification of cancellation is received by us. This amount may be different than the premium you paid depending upon the investment experience of the Subaccount(s) you selected. In some states the amount we refund under the free look provision is the sum of premiums you paid. We may postpone payment of the refund under certain conditions.

Ownership Rights

The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Owner is the Insured unless the application specifies another person as the Insured, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner's estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract.

Death and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This prospectus provides a general description of the Contracts. Your actual Contract and any riders are the controlling documents. If you would like to review a specimen copy of the Contract and riders, contact our Service Center. Contracts may not be available in all states.

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                                                                             23

PREMIUMS

               .................................................................


Initial Premium

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. If your application is in Good Order, we will allocate your initial premium to your chosen Subaccounts, DCA Fixed Account and/or Fixed Account once the application and premium are received at our Service Center. If we determine the application and corresponding materials are not in Good Order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the Contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return it to you along with your premium payment. For premiums received before the Contract Date, we will allocate your initial premium according to the instructions in your application on the Contract Date.

PREMIUMS

               .................................................................


We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only on a Valuation Date between the 1/st/ and the 28/th/ of any month. New Contracts that are ready for issuance on the 29/th/ through the 31/st/ of any month will be issued on the first Valuation Date in the following month.

The initial premium must be an amount sufficient for the basic Death Benefit Guarantee Premium. For the initial premium, we will deduct a 5% premium expense charge for sales expenses from the premium. We call the remainder of the premium the "Net Premium." Net Premiums are the amounts allocated among the various investment options. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100%. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in Good Order. You may change your allocation percentages for future payments at any time.

Flexible Premiums

This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our electronic payment program. Premiums that are not electronic payments must be at least $25. You may make changes in frequency and payment amounts at any time with adequate notice.

We recommend that you pay at least the basic Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse if the Cash Surrender Value is not sufficient to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Modified Endowment Contract. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

We deduct from each premium a 5% premium expense charge for sales expenses. The remainder of the premium is the "Net Premium." Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100%. If necessary, we will adjust your allocation to eliminate fractional percentages. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in Good Order.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Glossary for definition of "Valuation Date."

The NYSE is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents

               .................................................................

PREMIUMS

               .................................................................

Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any Accumulation Units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

..  limit the number and amount of premiums; and

.. refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance death benefits from the Beneficiary's gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

               .................................................................

                                                                             25

CONTRACT VALUES

               .................................................................


Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the Accumulated Values in the Contract's Subaccounts, DCA Fixed Account, Fixed Account and Loan Account.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any Accumulated Value in the Fixed Account, DCA Fixed Account and the Loan Account.

While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

..  premiums paid;

..  the investment experience of the Subaccounts;

..  interest credited to the Fixed Account, DCA Fixed Account and Loan Account;

..  loans taken and loan repayments;

..  interest charged for any loans taken;

..  partial surrenders taken; and

..  charges and deductions taken.

CONTRACT VALUES

               .................................................................



Because a Contract's Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.


On your first Valuation Date, the Accumulated Value is equal to the Net Premium amount less any monthly deductions which may be due on that date. Thereafter, the Accumulated Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.

Fixed Account Accumulated Value
The Fixed Account Accumulated Value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts, interest credited, partial surrenders and any deductions. Each day the Accumulated Value in the Fixed Account will change based upon these factors. See the Contract for further detail.

DCA Fixed Account
The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount and the DCA Fixed Account is depleted.

Loan Account
You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulation value in the Loan Account will change based on these factors.

Variable Account Accumulated Value
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

..  Net Premiums are allocated to the Subaccount; or

.. Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or

..  repayment of loan amounts.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

.. Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

.. surrenders, partial surrenders and decrease charges are taken from the Subaccount;

..  monthly deductions or transfer charges are taken from the Subaccount; or

..  any loan taken.

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26

CONTRACT VALUES

               .................................................................


Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:


.. the net asset value of the corresponding Portfolio at the end of the Valuation Period;



.. plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the "ex-dividend" date occurs during the Valuation Period;


.. plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount;

.. divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding loan principal and accrued interest and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Accumulated Value, Fixed Account Accumulated Value, DCA Fixed Account Accumulated Value and Loan Account Accumulated Value, the total Accumulated Value and the Cash Surrender Value at least annually.

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                                                                             27

DEATH BENEFITS

               .................................................................


The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured's death. The death proceeds is the amount payable upon the death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2(Variable Death Benefit Option). We determine the amount payable as of the date of the Insured's death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds.

Option 1 (Level Death Benefit Option)

The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your attained age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Level Death Benefit Option if:

..  you do not expect your insurance needs to generally increase; or

DEATH BENEFITS

               .................................................................


..  you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater growth in Accumulated Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option )

The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the variable Death Benefit Option if:

..  you expect your insurance needs to increase, or

..  you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time before attained age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax adviser before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by Written Request. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code . Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Contract Anniversary following the Insured's 80/th/ birthday.

Any increase in Face Amount is subject to the following conditions:

..  We must receive a written application at our Service Center.

..  We require evidence of insurability which meets our standards.

..  The increase amount must be for at least $25,000.

.. The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of

               .................................................................

DEATH BENEFITS

               .................................................................

increase. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule we provide.

A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

Decreasing Your Face Amount

At any time before the Insured's attained age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

..  we must receive a Written Request at our Service Center;

.. the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page ; and

..  premiums and Accumulated Value must be in compliance with Internal Revenue
   Code limits.

The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax adviser before decreasing your Face Amount. See Modified Endowment Contract.

Death Claims

In the event of the death of the Insured, we must receive written notice of death at our Service Center. Notice should include the Insured's name and Contract number. A Thrivent Financial associate may assist in making such a claim.

Once we receive written notice, we will send a claim form to the Beneficiary. The Beneficiary must complete the claim form and send it to our Service Center with a certified copy of the death certificate. We will begin processing the claim as soon as we receive these items in Good Order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured's death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the Beneficiary to change it. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will issue a Contract for that settlement option. In the settlement option Contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds

               .................................................................

DEATH BENEFITS

               .................................................................

that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: A Selected Amount of Income
With this settlement option the payee can choose to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. The payee may withdraw the Commuted Value of all remaining payments at any time. It the Commuted Value is withdrawn, we will make no further payments.

Option 3: A Specified Period
This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period exceeding the greater of 30 years or the payee's life expectancy.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the payee's death. The payee is the person receiving the income and upon whose life such payments are determined. We make payments to the payee at regular intervals during the annuitant's life. Upon choosing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The Contract would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the payee at the time we issue the payment Contract. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the "Annuity 2000 Table" annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income. In this case, there are two payees. The amount of payments are determined based on the lives of both of the payees. The payees may choose a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant's death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment

               .................................................................

DEATH BENEFITS

               .................................................................

period was selected, all payments will cease and the Contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment Contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the "Annuity 2000 Table" annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.


The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Issue Date. The Death Benefit Guarantee will vary by Issue Age, gender, Face Amount, Death Benefit Option, risk class and substandard ratings. The calculation determines a level premium amount such that the present value of the premiums is equal to the present value of expected charges on the Contract. The charges in the calculation include:


..  the cost of insurance;

.. the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);

..  the percent of premium charge; and

..  the charge for each additional benefit you choose.

Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if your Issue Age is less than 70 and if you provide an initial premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your contract. Termination of the Death Benefit Guarantee differs between the two as follows:

..  Basic Death Benefit Guarantee  The earlier of age 70
                                  or 15 Contract
                                  Years, but at least
                                  for 5 years.

..  Enhanced Death Benefit         The Contract
   Guarantee                      Anniversary after
                                  you reach age 75.

Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the contract Issue Date.

If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

               .................................................................

DEATH BENEFITS

               .................................................................


If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.

Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

PARTIAL SURRENDERS AND SURRENDERS

               .................................................................


To completely surrender your Contract and receive your Cash Surrender Value or to make a partial surrenders, you must submit a Written Request to our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial associate or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.


You must have a Medallion Signature Guarantee if you want to do any of the following:



..  Withdraw a value of more than $100,000;



..  Send proceeds to an address other than the one listed on your account; or



..  Make the check payable to someone other than the current owner(s).


Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon Written Request. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract's Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Modified Endowment Contract.

For a Contract with Option 1 (Level Death Benefit Option):
A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.

               .................................................................

PARTIAL SURRENDERS AND SURRENDERS

               .................................................................


The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

For a Contract with Option 2 (variable Death Benefit Option):
A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Surrender

You may surrender this Contract for its Cash Surrender Value by sending a Written Request to our Service Center. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer loan or on the death of the Insured whenever:

..  the New York Stock Exchange is closed or trading is otherwise restricted;

..  the SEC has determined that an emergency exists;

..  the SEC requires that trading be restricted; or

..  the SEC, by order, permits such postponement for the protection of Contract
   Owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive your Written Request and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner's account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

               .................................................................


While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Written Request to our Service Center.

You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve. We consider all amounts transferred on one day to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account at the time of transfer.

               .................................................................

TRANSFERS

               .................................................................


Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or, the entire Accumulated Value in that Subaccount or Fixed Account, if less.


We did not design the Contract's transfer privilege as a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Fund and increase transaction costs, we may adopt procedures to limit excessive transfer activity.


Electronic Payment Program

We offer an electronic payment program that allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, when the date selected falls on a date that is not a Valuation Date, such as a holiday or weekend, the premium will be allocated as of the closest preceding Valuation Date. To set up the electronic payment program you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Dollar Cost Averaging Program

You may make regular transfers of predetermined amounts by establishing a Dollar Cost Averaging program. Under the program, you may authorize automatic transfers from your Money Market Subaccount, or a DCA Fixed Account, to any or all of the other Subaccounts.

DCA Fixed Account
If you choose to use the DCA Fixed Account to fund the program, you must direct a minimum of $1000 premium to the DCA Fixed Account at the time of application for your Contract. Each month for 12 months we will transfer amounts to the Subaccounts according to your allocation instructions. These transfers will take place at the same time every month beginning with the date we apply you're the initial amount to the DCA Fixed Account. The amount we transfer each month will be equal to the Accumulated Value in the DCA Fixed Account divided by the number of months remaining in the program. You will be allowed to make unscheduled transfers out of and take partial surrenders from the DCA Fixed Account but you can not transfer funds into it. If you terminate the DCA Fixed Account before the end of the 12 month period, we will transfer any remaining funds to the Money Market Subaccount.

Money Market Subaccount
You may choose to use the Money Market Subaccount in order to set up your Dollar Cost Averaging program. Unlike the DCA Fixed Account as described above, the program using the Money Market Subaccount may be set up at any time and may last until all funds are depleted from the Money Market Subaccount or until you request to stop it. In addition, we permit additional premiums or transfers into the Money Market Subaccount thereby extending your Dollar Cost Averaging opportunity. You may also choose the frequency of the transfers and determine which day of the month to make the transfer (excluding the 29/th/, 30/th/ or the 31/st/). The minimum transfer amount from the Money Market Subaccount is $50.

Dollar Cost Averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the

               .................................................................

TRANSFERS

               .................................................................

market cycle. You may establish a Dollar Cost Averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under Dollar Cost Averaging are not subject to the charges applicable to transfers.

Dollar Cost Averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract's value among the variable investment options (this excludes the Fixed Account). You may choose to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (however, you may not choose a date later than the 28/th/). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

You can elect to participate in the program at the time of application or at a later time. To elect to participate in the program after application, we must receive a Written Request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by Written Request. You can also stop or suspend the program by providing a Written Request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Accumulated Values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

WRITTEN AND TELEPHONE REQUESTS

               .................................................................


Written Requests

You may exercise any of the following privileges by sending Written Request (and payment and/or evidence of insurability, if applicable):

..  premium payment;

..  change in Death Benefit Option;

..  increase/decrease in Face Amount;

..  partial surrender;

..  surrender;

..  reinstatement;

..  transfers;

..  dropping/adding/modifying an additional benefit;

..  loan;

..  filing a death claim;

..  selecting/changing a settlement option;

..  change in allocation instructions;

..  loan repayment; and

..  Beneficiary change(s).

Most Written Requests must be made on certain approved forms. Please contact us at our Service Center to receive any form you may need to satisfy your request. Written Requests must be sent to the Service Center.

               .................................................................

WRITTEN AND TELEPHONE REQUESTS

               .................................................................


Telephone Transactions

You may perform various transactions over the telephone if we receive proper authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later, if we receive a Written Request in Good Order from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a Written Request. If due to malfunction or other circumstances, the recording of the Owner's telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer internet transactions.

Timely Processing


We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.


Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Written Request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account Accumulated Value may be deferred up to six months.

LOANS

               .................................................................


While the Insured is living and your Contract is in force, you may, by Written Request, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. After the 10/th/ Contract Year, you may borrow up to 10% of the Cash Surrender Value each year as a preferred loan. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance. Beginning on the 10/th/ Contract Anniversary, any existing Contract loan balance, up to 10% of Cash Surrender Value, will be automatically converted to a preferred loan and no additional preferred loan will be available that year. The maximum available preferred loan amount is further limited such that the total preferred loan amount will not exceed 60% of Accumulated Value less decrease charges at the time of the loan request.

               .................................................................

LOANS

               .................................................................


When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract's Accumulated Value. An interest rate of 3% will be credited to the Loan Account.

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.

A loan reduces your Cash Surrender Value, your death proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract's death proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

               .................................................................


Lapse

Your Contract will lapse (that is, terminate without value) if:

..  your monthly deductions are greater than your Cash Surrender Value,

..  the Death Benefit Guarantee is not in effect, and

.. payment of the premium required to keep the Contract in force is not received within 61 days(in most states) of notification of the Cash Surrender Value deficiency.

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may require a longer period to be able to reinstate your Contract). To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:

.. the amount to cover the monthly deductions that were not made during the grace period;

.. an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and

..  all unpaid monthly deductions existing at the end of the grace period; and

..  repayment of any loan amount and loan interest.

               .................................................................

CONTRACT LAPSE AND REINSTATEMENT

               .................................................................


The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

               .................................................................


Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)
We charge a premium expense charge of 5% on all premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Decrease Charge
If you choose to surrender your Contract, reduce your Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Deduction Date or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. We deduct the decrease charge proportionately from each of your Subaccounts and the Fixed Account. New decrease charges apply to each Face Amount increase.

The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by gender (in most states), Face Amount, risk class and Issue Age. For the first five years of the Contract, decrease charges remain level then grade to zero by the end of the 10/th/ Contract Year. Beginning in the 11/th /year after the Issue Date (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.

If you increase your Contract's Face Amount, a new decrease charge is applicable, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................

The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:

                                             Decrease charge
                   Contract Year          per Thousand Dollars
                   -------------          --------------------
                         1                       $14.72
                         2                        14.72
                         3                        14.72
                         4                        14.72
                         5                        14.72
                         6                        12.26
                         7                         9.81
                         8                         7.36
                         9                         4.92
                        10                         2.45
                        11                         0.00

If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

Surrender Charge
During the first 10 Contract Years, we charge $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.


Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Unless you instruct us otherwise, monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. We deduct charges on the same date each month, beginning with the Contract Date then monthly thereafter, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the preceding Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

..  the cost of insurance charge;

..  the monthly mortality and expense risk charge;

..  the monthly administrative charge; and

..  charges for additional insurance benefits (riders), if any .

Cost of Insurance
We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, gender (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured's age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

..  the amount of insurance applied for

..  the proposed Insured's age,

..  outcome of medical testing,

..  reports from physicians (attending physicians' statements); or

..  other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

Cost of Insurance Rates
Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured's attained age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers . We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same risk class, Issue Age, duration, gender, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insured of the same risk class within the same band. The bands for this charge are as follows:

                              Banded Levels
                              -------------

                              $25,000 to $99,999

                              $100,000 to $249,999

                              $250,000 to $499,999

                              $500,000 to $999,999

                              $1,000,000 and above

The cost of insurance rates generally increase as the Insured's attained age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

    1. Super-Preferred, Non-Tobacco
    2. Preferred Non-Tobacco
    3. Preferred Tobacco
    4. Standard Non-Tobacco
    5. Standard Tobacco
    6. Substandard Non-Tobacco (Rated)
    7. Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes . We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Mortality and Expense Risk Charges
The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts: No mortality and risk expense charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

                               Current M&E Charge  Maximum M&E Charge
                               ------------------- -------------------
                                         For Contract Years:
                               ---------------------------------------
              Subaccount                 More than           More than
           Accumulated Value    0 to 10  10 years   0 to 10  10 years
          ------------------------------------------------------------
          . 0 up to $25,000      0.95%     0.70%     1.10%     0.90%
             (monthly)         (0.07882) (0.05815) (0.09121) (0.07469)
          . Next $75,000         0.75      0.50      1.00      0.80
             (monthly)         (0.06229) (0.04157) (0.08295) (0.06642)
          . $100,000 and above   0.55      0.30      0.90      0.70
             (monthly)         (0.04572) (0.02497) (0.07469) (0.05815)

Example:
Jane Lutheran has a four-year old Contract with an Accumulated Value of $200,000 on the day the monthly deductions are taken. She has $32,000 in the Fixed Account and the remainder in four different Subaccounts of $42,000 each. The Mortality and Expense charge applies only to the Subaccounts, so the amount on which the charge is based is $168,000 (4 x $42,000). The charge will be broken down as follows:

    Total Subaccount
  Accumulated Value to                                  Monthly Mortality and
         include            Monthly Percent Charge         Expense Charge
  --------------------      ----------------------      ---------------------
         $25,000                      0.07882%                 $19.71
         $75,000                      0.06229%                 $46.72
         $68,000                      0.04572%                 $31.09
-------------------------  -------------------------  -------------------------
        $168,000                        Total                  $97.52

The $97.52 is the monthly charge and will be taken from the Subaccounts according to their weighting as compared with the overall Subaccount value. In this case, since all four Subaccounts have the same value, 25% of the charge is $24.38 and will be taken from each Subaccount.

Administrative Charge
We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Rider or Additional Benefit Charge
If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value . Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.


Fund Charges





The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. Fees range from 0.39% to 1.72% of the average annual daily net asset value. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.


Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

               .................................................................


Variable Account Tax Status


Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.


Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance Contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, we believe that the Contract meets the statutory definition of life insurance. There is less guidance, however with respect to Contracts issued on a rated or substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied,
(a) death benefits paid under the Contract should generally be excluded from the gross income of the Beneficiary for federal income tax purposes under
Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the Accumulated Value under a Contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserve the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected Contract Owners and will be made only after advance written notice.

Tax Treatment of the Contract

Your Contract may not qualify as life insurance after the Contract Anniversary on which the Insured attains age 100 and may be subject to tax consequences. We

               .................................................................

FEDERAL TAX MATTERS

               .................................................................

recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the Contract being in effect after the Contract Anniversary on which the Insured attains age 100.

Distributions
If you surrender your Contract, the amount you receive is subject to tax as ordinary income to the extent that the amount exceeds the "investment in the Contract," which is generally the total of premiums and other consideration paid for the Contract, less all amounts received under the Contract to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

..  exchange of a Contract for a life insurance, endowment or annuity Contract;

..  change in the Death Benefit Option;

..  policy loan;

..  partial surrender;

..  surrender;

..  change in the ownership of a Contract;

..  assignment of a Contract;

.. continuation of a Contract beyond the Contract Anniversary on which the Insured attains age 100.

Modified Endowment Contracts

A modified endowment Contract (MEC) is a class of life insurance Contract created under the Internal Revenue Code. The flexible premium life insurance Contract may become classified as a MEC if it fails the Internal Revenue Code's 7-Pay Premium Test. The Contract will fail the 7-Pay Premium Test if at any time during the first seven years of the Contract, your cumulative premiums exceed the cumulative 7-Pay premiums up to that time. The 7-pay premium is generally the theoretical level annual premium that would have to be paid during the first seven Contract Years (or during the first seven years after a "material change" such as an increase in benefits) to keep the Contract in force until its maturity date with no further premiums after the seven-year period.

The following is an example of a 7-Pay Premium comparison:

                                                   Cumulative
                       Premium Cumulative  7-Pay     7-Pay
                  Year  Paid    Premium   Premium   Premium
                  ---- ------- ---------- ------- ----------
                   1    1500      1500     1500    1500
                   2    1000      2500     1500    3000
                   3    1000      3500     1500    4500
                   4    1000      4500     1500    6000
                   5    2500      7000     1500    7500
                   6    2500      9500**   1500    9000**(MEC)
                   7    1000     10500     1500   10500

** In this example, the Contract becomes a MEC in year six. The cumulative premiums paid exceed the cumulative 7-Pay premiums.

The 7-Pay Premium Test is also administered for seven years after a "material change." A "material change" includes, but is not limited to, life insurance exchanges, term conversions, change in terms of the Contract and increases in benefits. (Increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a Contract fails to meet the 7-Pay Premium Test, it is classified a MEC.

A MEC is subject to different pre-death distribution tax rules than those of other non-MEC life insurance Contracts. All distributions, including Contract loans, partial surrenders and collateral assignments will be taxed as part of the Owner's current gross income until all of the Contract earnings have been taxed.

Distributions from a MEC are generally subject to a 10% penalty tax if taken before the Contract Owner reaches age 59 1/2. Distributions made within two years prior to the Contract becoming a MEC are also taxed as having been made in anticipation of a Contract becoming a

               .................................................................

FEDERAL TAX MATTERS

               .................................................................

MEC. This means that a distribution made from a Contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59 1/2. This penalty tax also applies to corporate owned Contracts.

When increasing or decreasing the terms or benefits of your Contract, it is important to be aware that these events can cause your Contract to be classified as a MEC.

Reducing your death benefits or additional benefits during the 7-Pay testing period results in a lower 7-Pay premium based on the lower benefit level. The lower 7-Pay premium is retroactive to the start of the 7-Pay testing period. The cumulative premium payments that you may have already made during the 7-Pay testing period could exceed the cumulative 7-Pay premiums at the new lower level and your Contract would be classified as a MEC.

Failing the 7-Pay Premium Test due to a premium payment in a current year may be remedied by the return of a portion of the premium with interest within 60 days of the end of the Contract Year. Otherwise, the Contract will remain a MEC for the life of the Contract. Please note that MEC's do not have to be corrected but you may be subject to adverse tax consequences.

We will notify you if the Contract becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from us during any calendar year are treated as one MEC.

Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your Contract is considered a MEC as discussed above.

As a general rule, upon surrender, you will be taxed on the excess of Cash Surrender Value plus unpaid Contract loans and interest over premiums paid less any untaxed partial surrenders.

Partial withdrawals are generally only taxable to the extent the partial surrender exceeds total premiums paid less prior untaxed partial surrenders. However, certain distributions that enable a Contract to continue to qualify as a life insurance Contract for federal income tax purposes, if Contract benefits are reduced during the first 15 Contract Years, may be treated in whole or in part as ordinary income subject to tax, including distributions made within two years prior to the reduction in benefits.

Generally, loans received under the Contract are not treated as subject to tax when taken. If a loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be considered part of the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible "personal interest."

Diversification Requirements


Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are "adequately diversified" in order for the Contract to be treated as a life insurance Contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios of the Fund, will satisfy these diversification requirements.


In certain situations, Owners of variable life insurance Contracts have also been considered, for federal income tax purposes, to be the Owners of the assets of the Variable Account supporting their Contracts due to their ability to exercise investment control over assets. Where this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features such as the flexibility of an Owner to allocate premiums and transfer Contract

               .................................................................

FEDERAL TAX MATTERS

               .................................................................

accumulation values have not been explicitly addressed in published rulings. While we believe that this Contract does not give Owners investment control over Variable Account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the Variable Account assets supporting the Contract.

The Contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a Contract or the exercise of options under a Contract. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.

We base the preceding description upon our understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax adviser with respect to legislative developments and their effect on the Contract.

The preceding comments do not take into account estate, gift, and generation-skipping transfer taxes, state income or other state tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such federal and state tax considerations, please consult a qualified tax adviser.

ADDITIONAL BENEFITS AND RIDERS

               .................................................................

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may choose the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

               .................................................................

ADDITIONAL BENEFITS AND RIDERS

               .................................................................


Disability Waivers


You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on attained age multiplied by the amount of each monthly deduction.


Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on attained age multiplied by the selected amount.

Applicant Waiver of Selected Amount


This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the earliest of the Insured's attained age 21, age 65 of the applicant or, if applicable, the date total disability ends. The charge for this benefit is a percentage based on attained age of the applicant and Issue Age of the Insured multiplied by the selected amount.


Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.

Child Term Life Insurance

This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the Contract Anniversary following the child's 25/th/ birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child's 25/th/ birthday. Beginning on the rider anniversary on or after the covered child's 21/st/ birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Cost of Living Adjustment Benefit

This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers' Price Index. The maximum increase is the lesser of 10% of the Face Amount or $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of the Insured's age 65, 20 Contract Years or at the time the initial Face Amount doubles.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


The following tables illustrate how the death benefits, Accumulated Values, and Cash Surrender Values of a hypothetical Contract could vary over an extended period. They are "hypothetical" because they are based upon several assumptions about investment returns and Contract Owner characteristics. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the Contracts illustrated include the following:

..  Male;

..  Preferred Class

..  Non-tobacco;

..  Age 40; and

..  $150,000 Face Amount.

The six illustrations vary correspondingly as follows:

                            Type of Death  Gross Annual
                               Benefit    Rate of Return
                            ------------- --------------
                        1     Level              0%
                        2     Variable           0%
                        3     Level              6%
                        4     Variable           6%
                        5     Level             10%
                        6     Variable          10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages during these Contract Years. The illustrations assume no Contract loans or partial surrenders have been taken. The amounts would differ if unisex rates were used.


Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for Contract, management fees and other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of 0.74%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -0.74%, 5.26% and 9.26% respectively.


All premiums are illustrated as if they were made at the beginning of the year.


The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Contract. The amounts shown at the end of each Contract Year reflect a daily management fee and other expenses equivalent to an annual rate of 0.74% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the Subaccounts invest. This rate assumes that the Accumulated Value is allocated equally among the Subaccounts and is based on the 2003 expenses for existing Portfolios and anticipated expenses for new portfolios. Expenses may vary by Portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain Portfolios for operating expenses that exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a Contract for Portfolio expenses will depend on the actual allocation of the Accumulated Value.


The illustrations also assume the deduction of administrative, sales and mortality and expense risk charges. The illustrations reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, Accumulated Values and Cash Surrender Values shown.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


The following table outlines the current and maximum annual mortality and expense risk charge that is assessed based on the Accumulated Value of all of the Subaccounts on the date the charge is deducted. No mortality and risk expense charges are deducted from the Fixed Account.

                               Current M&E Charge  Maximum M&E Charge
                               ------------------- -------------------
                                         For Contract Years:
                               ---------------------------------------
              Subaccount                 More than           More than
           Accumulated Value    0 to 10  10 years   0 to 10  10 years
          ------------------------------------------------------------
          . 0 up to $25,000      0.95%     0.70%     1.10%     0.90%
             (monthly)         (0.07882) (0.05815) (0.09121) (0.07469)
          . Next $75,000         0.75      0.50      1.00      0.80
             (monthly)         (0.06229) (0.04157) (0.08295) (0.06642)
          . $100,000 and above   0.55      0.30      0.90      0.70
             (monthly)         (0.04572) (0.02497) (0.07469) (0.05815)

If you request, we will furnish a free personalized illustration reflecting the proposed Insured's age, gender, risk class, Face Amount, Death Benefit Option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ substantially from those shown in the following tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance Contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed Insured Issue Age, risk class, gender, Face Amount, Death Benefit Option and premium amount requested.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 1 (Level)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                       0% (-0.81% net)                      0% (-0.81% net)
                 Hypothetical Rate of Return          Hypothetical Rate of Return
                      & Maximum Charges                    & Current Charges
             -------------------------------------------------------------------------
 End of                                    Cash                                 Cash
Contract     Premium  Death   Accumulated  Surr   Premium  Death   Accumulated  Surr
  Year   Age Outlay  Benefit     Value     Value  Outlay  Benefit     Value     Value
-        -   -------------------------------------------------------------------------
   1      41 $2,000  $150,000    $1,423        $0 $2,000  $150,000    $1,425        $0
--------------------------------------------------------------------------------------
   2      42 $2,000  $150,000    $2,787      $579 $2,000  $150,000    $2,807      $599
--------------------------------------------------------------------------------------
   3      43 $2,000  $150,000    $4,112    $1,904 $2,000  $150,000    $4,147    $1,939
--------------------------------------------------------------------------------------
   4      44 $2,000  $150,000    $5,380    $3,172 $2,000  $150,000    $5,449    $3,241
--------------------------------------------------------------------------------------
   5      45 $2,000  $150,000    $6,595    $4,387 $2,000  $150,000    $6,719    $4,511
--------------------------------------------------------------------------------------
   6      46 $2,000  $150,000    $7,757    $5,918 $2,000  $150,000    $7,959    $6,120
--------------------------------------------------------------------------------------
   7      47 $2,000  $150,000    $8,850    $7,378 $2,000  $150,000    $9,171    $7,700
--------------------------------------------------------------------------------------
   8      48 $2,000  $150,000    $9,893    $8,789 $2,000  $150,000   $10,358    $9,254
--------------------------------------------------------------------------------------
   9      49 $2,000  $150,000   $10,872   $10,135 $2,000  $150,000   $11,520   $10,783
--------------------------------------------------------------------------------------
   10     50 $2,000  $150,000   $11,787   $11,419 $2,000  $150,000   $12,656   $12,289
--------------------------------------------------------------------------------------
   15     55 $2,000  $150,000   $15,335   $15,335 $2,000  $150,000   $18,148   $18,148
--------------------------------------------------------------------------------------
   20     60 $2,000  $150,000   $16,225   $16,225 $2,000  $150,000   $22,818   $22,818
--------------------------------------------------------------------------------------
   25     65 $2,000  $150,000   $12,845   $12,845 $2,000  $150,000   $25,181   $25,181
--------------------------------------------------------------------------------------
   30     70 $2,000  $150,000    $1,780    $1,780 $2,000  $150,000   $23,635   $23,635
--------------------------------------------------------------------------------------
   60    100     $0        $0        $0        $0     $0        $0        $0        $0
--------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 2 (Variable)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                       0% (-0.81% net)                      0% (-0.81% net)
                 Hypothetical Rate of Return          Hypothetical Rate of Return
                      & Maximum Charges                    & Current Charges
             -------------------------------------------------------------------------
 End of                                    Cash                                 Cash
Contract     Premium  Death   Accumulated  Surr   Premium  Death   Accumulated  Surr
  Year   Age Outlay  Benefit     Value     Value  Outlay  Benefit     Value     Value
-        -   -------------------------------------------------------------------------
   1      41 $2,000  $151,419    $1,419        $0 $2,000  $151,421    $1,421        $0
--------------------------------------------------------------------------------------
   2      42 $2,000  $152,776    $2,776      $568 $2,000  $152,796    $2,796      $588
--------------------------------------------------------------------------------------
   3      43 $2,000  $154,089    $4,089    $1,881 $2,000  $154,124    $4,124    $1,916
--------------------------------------------------------------------------------------
   4      44 $2,000  $155,342    $5,342    $3,134 $2,000  $155,412    $5,412    $3,204
--------------------------------------------------------------------------------------
   5      45 $2,000  $156,536    $6,536    $4,328 $2,000  $156,663    $6,663    $4,455
--------------------------------------------------------------------------------------
   6      46 $2,000  $157,671    $7,671    $5,832 $2,000  $157,880    $7,880    $6,041
--------------------------------------------------------------------------------------
   7      47 $2,000  $158,732    $8,732    $7,261 $2,000  $159,066    $9,066    $7,595
--------------------------------------------------------------------------------------
   8      48 $2,000  $159,738    $9,738    $8,634 $2,000  $160,223   $10,223    $9,119
--------------------------------------------------------------------------------------
   9      49 $2,000  $160,670   $10,670    $9,934 $2,000  $161,351   $11,351   $10,614
--------------------------------------------------------------------------------------
   10     50 $2,000  $161,532   $11,532   $11,165 $2,000  $162,450   $12,450   $12,083
--------------------------------------------------------------------------------------
   15     55 $2,000  $164,661   $14,661   $14,661 $2,000  $167,692   $17,692   $17,692
--------------------------------------------------------------------------------------
   20     60 $2,000  $164,789   $14,789   $14,789 $2,000  $171,959   $21,959   $21,959
--------------------------------------------------------------------------------------
   25     65 $2,000  $160,277   $10,277   $10,277 $2,000  $173,454   $23,454   $23,454
--------------------------------------------------------------------------------------
   30     70 $2,000  $150,000        $0        $0 $2,000  $170,310   $20,310   $20,310
--------------------------------------------------------------------------------------
   60    100     $0        $0        $0        $0     $0        $0        $0        $0
--------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONs

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 1 (Level)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                        6% (5.19% net)                       6% (5.19% net)
                 Hypothetical Rate of Return           Hypothetical Rate of Return
                      & Maximum Charges                     & Current Charges
             --------------------------------------------------------------------------
 End of                                    Cash                                 Cash
Contract     Premium  Death   Accumulated  Surr   Premium  Death   Accumulated  Surr
  Year   Age Outlay  Benefit     Value     Value  Outlay  Benefit     Value     Value
-        -   --------------------------------------------------------------------------
   1      41 $2,000  $150,000    $1,521        $0 $2,000  $150,000    $1,524         $0
---------------------------------------------------------------------------------------
   2      42 $2,000  $150,000    $3,072      $864 $2,000  $150,000    $3,093       $885
---------------------------------------------------------------------------------------
   3      43 $2,000  $150,000    $4,672    $2,464 $2,000  $150,000    $4,710     $2,502
---------------------------------------------------------------------------------------
   4      44 $2,000  $150,000    $6,305    $4,097 $2,000  $150,000    $6,382     $4,174
---------------------------------------------------------------------------------------
   5      45 $2,000  $150,000    $7,975    $5,767 $2,000  $150,000    $8,115     $5,907
---------------------------------------------------------------------------------------
   6      46 $2,000  $150,000    $9,684    $7,845 $2,000  $150,000    $9,914     $8,075
---------------------------------------------------------------------------------------
   7      47 $2,000  $150,000   $11,416    $9,945 $2,000  $150,000   $11,785    $10,313
---------------------------------------------------------------------------------------
   8      48 $2,000  $150,000   $13,192   $12,088 $2,000  $150,000   $13,732    $12,628
---------------------------------------------------------------------------------------
   9      49 $2,000  $150,000   $14,998   $14,261 $2,000  $150,000   $15,758    $15,022
---------------------------------------------------------------------------------------
   10     50 $2,000  $150,000   $16,835   $16,468 $2,000  $150,000   $17,868    $17,501
---------------------------------------------------------------------------------------
   15     55 $2,000  $150,000   $26,590   $26,590 $2,000  $150,000   $30,142    $30,142
---------------------------------------------------------------------------------------
   20     60 $2,000  $150,000   $36,512   $36,512 $2,000  $150,000   $45,303    $45,303
---------------------------------------------------------------------------------------
   25     65 $2,000  $150,000   $45,504   $45,504 $2,000  $150,000   $62,978    $62,978
---------------------------------------------------------------------------------------
   30     70 $2,000  $150,000   $51,273   $51,273 $2,000  $150,000   $83,320    $83,320
---------------------------------------------------------------------------------------
   60    100     $0        $0        $0        $0 $2,000  $386,088  $386,088   $386,088
---------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONs

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 2 (Variable)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                        6% (5.19% net)                       6% (5.19% net)
                 Hypothetical Rate of Return          Hypothetical Rate of Return
                      & Maximum Charges                    & Current Charges
             -------------------------------------------------------------------------
 End of                                    Cash                                 Cash
Contract     Premium  Death   Accumulated  Surr   Premium  Death   Accumulated  Surr
  Year   Age Outlay  Benefit     Value     Value  Outlay  Benefit     Value     Value
-        -   -------------------------------------------------------------------------
   1      41 $2,000  $151,517    $1,517        $0 $2,000  $151,520    $1,520        $0
--------------------------------------------------------------------------------------
   2      42 $2,000  $153,059    $3,059      $851 $2,000  $153,081    $3,081      $873
--------------------------------------------------------------------------------------
   3      43 $2,000  $154,646    $4,646    $2,438 $2,000  $154,684    $4,684    $2,476
--------------------------------------------------------------------------------------
   4      44 $2,000  $156,259    $6,259    $4,051 $2,000  $156,337    $6,337    $4,129
--------------------------------------------------------------------------------------
   5      45 $2,000  $157,902    $7,902    $5,694 $2,000  $158,046    $8,046    $5,838
--------------------------------------------------------------------------------------
   6      46 $2,000  $159,574    $9,574    $7,735 $2,000  $159,812    $9,812    $7,973
--------------------------------------------------------------------------------------
   7      47 $2,000  $161,258   $11,258    $9,787 $2,000  $161,643   $11,643   $10,172
--------------------------------------------------------------------------------------
   8      48 $2,000  $162,974   $12,974   $11,870 $2,000  $163,542   $13,542   $12,438
--------------------------------------------------------------------------------------
   9      49 $2,000  $164,704   $14,704   $13,968 $2,000  $165,512   $15,512   $14,775
--------------------------------------------------------------------------------------
   10     50 $2,000  $166,450   $16,450   $16,082 $2,000  $167,555   $17,555   $17,187
--------------------------------------------------------------------------------------
   15     55 $2,000  $175,338   $25,338   $25,338 $2,000  $179,290   $29,290   $29,290
--------------------------------------------------------------------------------------
   20     60 $2,000  $183,158   $33,158   $33,158 $2,000  $193,338   $43,338   $43,338
--------------------------------------------------------------------------------------
   25     65 $2,000  $187,516   $37,516   $37,516 $2,000  $208,185   $58,185   $58,185
--------------------------------------------------------------------------------------
   30     70 $2,000  $183,856   $33,856   $33,856 $2,000  $221,590   $71,590   $71,590
--------------------------------------------------------------------------------------
   60    100     $0        $0        $0        $0     $0        $0        $0        $0
--------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONs

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 1 (Level)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                         10% (9.19% net)                          10% (9.19% net)
                   Hypothetical Rate of Return              Hypothetical Rate of Return
                        & Maximum Charges                        & Current Charges
             ---------------------------------------------------------------------------------
 End of                          Accumu-     Cash                         Accumu-     Cash
Contract     Premium   Death      lated      Surr     Premium   Death      lated      Surr
  Year   Age Outlay   Benefit     Value      Value    Outlay   Benefit     Value      Value
-        -   ---------------------------------------------------------------------------------
   1      41 $2,000    $150,000     $1,587         $0 $2,000    $150,000     $1,590         $0
----------------------------------------------------------------------------------------------
   2      42 $2,000    $150,000     $3,269     $1,061 $2,000    $150,000     $3,291     $1,083
----------------------------------------------------------------------------------------------
   3      43 $2,000    $150,000     $5,071     $2,863 $2,000    $150,000     $5,112     $2,904
----------------------------------------------------------------------------------------------
   4      44 $2,000    $150,000     $6,988     $4,780 $2,000    $150,000     $7,070     $4,862
----------------------------------------------------------------------------------------------
   5      45 $2,000    $150,000     $9,028     $6,820 $2,000    $150,000     $9,179     $6,971
----------------------------------------------------------------------------------------------
   6      46 $2,000    $150,000    $11,204     $9,365 $2,000    $150,000    $11,455     $9,616
----------------------------------------------------------------------------------------------
   7      47 $2,000    $150,000    $13,510    $12,039 $2,000    $150,000    $13,914    $12,443
----------------------------------------------------------------------------------------------
   8      48 $2,000    $150,000    $15,977    $14,873 $2,000    $150,000    $16,574    $15,470
----------------------------------------------------------------------------------------------
   9      49 $2,000    $150,000    $18,601    $17,865 $2,000    $150,000    $19,451    $18,715
----------------------------------------------------------------------------------------------
   10     50 $2,000    $150,000    $21,400    $21,033 $2,000    $150,000    $22,565    $22,197
----------------------------------------------------------------------------------------------
   15     55 $2,000    $150,000    $38,791    $38,791 $2,000    $150,000    $43,017    $43,017
----------------------------------------------------------------------------------------------
   20     60 $2,000    $150,000    $63,216    $63,216 $2,000    $150,000    $74,064    $74,064
----------------------------------------------------------------------------------------------
   25     65 $2,000    $150,000    $98,755    $98,755 $2,000    $150,000   $121,057   $121,057
----------------------------------------------------------------------------------------------
   30     70 $2,000    $178,265   $153,677   $153,677 $2,000    $223,757   $192,894   $192,894
----------------------------------------------------------------------------------------------
   60    100 $2,000  $1,705,114 $1,705,114 $1,705,114 $2,000  $2,445,295 $2,445,295 $2,445,295
----------------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONs

               .................................................................

                        FLEXIBLE PREMIUM VARIABLE LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Preferred Non-tobacco
Death Benefit Option: Option 2 (Variable)
         Face Amount: $150,000
                 Sex: Male
     Annual Premiums: $2,000


                      10% (9.19% net)                     10% (9.19% net)
                Hypothetical Rate of Return         Hypothetical Rate of Return
                     & Maximum Charges                   & Current Charges
             -----------------------------------------------------------------------
 End of                       Accumu-   Cash                       Accumu-   Cash
Contract     Premium  Death    lated    Surr    Premium   Death     lated    Surr
  Year   Age Outlay  Benefit   Value    Value   Outlay   Benefit    Value    Value
-        -   -----------------------------------------------------------------------
   1      41 $2,000  $151,583   $1,583       $0 $2,000    $151,586   $1,586       $0
------------------------------------------------------------------------------------
   2      42 $2,000  $153,255   $3,255   $1,047 $2,000    $153,278   $3,278   $1,070
------------------------------------------------------------------------------------
   3      43 $2,000  $155,043   $5,043   $2,835 $2,000    $155,084   $5,084   $2,876
------------------------------------------------------------------------------------
   4      44 $2,000  $156,936   $6,936   $4,728 $2,000    $157,020   $7,020   $4,812
------------------------------------------------------------------------------------
   5      45 $2,000  $158,943   $8,943   $6,735 $2,000    $159,099   $9,099   $6,891
------------------------------------------------------------------------------------
   6      46 $2,000  $161,073  $11,073   $9,234 $2,000    $161,334  $11,334   $9,495
------------------------------------------------------------------------------------
   7      47 $2,000  $163,318  $13,318  $11,846 $2,000    $163,742  $13,742  $12,271
------------------------------------------------------------------------------------
   8      48 $2,000  $165,704  $15,704  $14,600 $2,000    $166,337  $16,337  $15,233
------------------------------------------------------------------------------------
   9      49 $2,000  $168,226  $18,226  $17,489 $2,000    $169,135  $19,135  $18,399
------------------------------------------------------------------------------------
   10     50 $2,000  $170,893  $20,893  $20,525 $2,000    $172,152  $22,152  $21,784
------------------------------------------------------------------------------------
   15     55 $2,000  $186,891  $36,891  $36,891 $2,000    $191,721  $41,721  $41,721
------------------------------------------------------------------------------------
   20     60 $2,000  $207,282  $57,282  $57,282 $2,000    $220,620  $70,620  $70,620
------------------------------------------------------------------------------------
   25     65 $2,000  $231,873  $81,873  $81,873 $2,000    $261,344 $111,344 $111,344
------------------------------------------------------------------------------------
   30     70 $2,000  $258,636 $108,636 $108,636 $2,000    $317,679 $167,679 $167,679
------------------------------------------------------------------------------------
   60    100     $0        $0       $0       $0 $2,000  $1,064,905 $914,905 $914,905
------------------------------------------------------------------------------------


Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

LEGAL PROCEEDINGS

               .................................................................


There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to these actions. In the opinion of our management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.







FINANCIAL STATEMENTS

               .................................................................


The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information. However, because the Contract was not available prior to December 31, 2003, the financial statements of the Variable Account do not reflect information relating to the Contract.


               .................................................................

GLOSSARY

               .................................................................



Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.

Beneficiary: The person(s) named by the Contract Owner to receive the death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the Issue Date.

Contract Date: The later of the Issue Date or the date we receive in Good Order the first premium payment at our Service Center.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. This DCA Fixed Account that is credited interest and is not a Subaccount. The DCA Fixed Account is part of our general account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions. There are two levels of Death Benefit Guarantees available: basic and enhanced. You must meet the premium requirements for one or both of the Death Benefit Guarantees for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantees in effect. Different combinations of age, gender, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Proceeds: The amount paid upon the death of the Insured.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

               .................................................................

GLOSSARY

               .................................................................


Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.

Fixed Account: The Fixed Account credits an interest rate. The Fixed Account is part of our general account, which includes all of our assets other than those in any Variable Account. The Fixed Account is not a Subaccount.

Free Look Period: The period of time in which you have the right to cancel your Contract without a decrease charge (in most states, within 10 days of issue).


Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.


Good Order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at our Service Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Issue Date.

Issue Date: Issue Date is the date coverage begins under the Contract and the date we issue the Contract. We will issue the Contract when the application is in Good Order and approved by us.



Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.

Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses.


Operations Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.


Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.




Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.


Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial associate: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.



Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

               .................................................................

GLOSSARY

               .................................................................


Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

we, us, our: Thrivent Financial.

Written Request: A Written Request or notice signed by the Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.

you, your: The Owner of the Contract.

               .................................................................

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

               .................................................................



Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant
        Entire Contract
        Beneficiaries
        Assignment of Ownership
        Successor Owners
        Rights we Reserve
        Basis of Computations
        Reports to Contract Owners
        Incontestability
        Statements in the Application
        Misstatement of Age or Gender
        Suicide Exclusion
Premiums
Principal Underwriter


Standard and Poor's Disclaimer

Financial Statements and Independent Auditors


               .................................................................

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI appears on the last page of this prospectus. The prospectus and the SAI are available upon request. You can get these documents and more information about the Contract and the Fund free by the following means:


Written Request:
Thrivent Financial for Lutherans
Insurance Interaction Center
4321 North Ballard Road
Appleton, WI 54919-0001

E-Mail Address:
mail@thrivent.com

Toll-Free Telephone Number:
(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract's death benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I
SEC file number: 811-08289

                        THRIVENT VARIABLE LIFE ACCOUNT I


                             Statement of Additional
                                   Information
                                      Dated
                                   May 1, 2004

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT


                                   Offered By:


                        THRIVENT FINANCIAL FOR LUTHERANS

        Operations Center:                       Corporate Office:
      4321 North Ballard Road                 625 Fourth Avenue South
      Appleton, WI 54919-001                   Minneapolis, MN 55415
      Telephone: 800-THRIVENT                 Telephone: 800-THRIVENT
     E-mail: mail@thrivent.com               E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated May 11, 2004. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Operations Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.



TABLE OF CONTENTS                                                       SAI Page
                                                                        --------
THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT ADDITIONAL
INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
     Entire Contract                                                          2
     Beneficiaries                                                            2
     Assignment of Ownership                                                  3
     Successor Owners                                                         3
     Rights we Reserve                                                        3
     Basis of Computations                                                    4
     Reports to Contract Owners                                               4
     Incontestability                                                         4
     Statements in the Application                                            4
     Misstatement of Age or Gender                                            4
     Suicide Exclusion                                                        4
PREMIUMS                                                                      4
PRINCIPAL UNDERWRITER                                                         5
STANDARD & POOR'S DISCLAIMER                                                  5
FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS                                 6


                                     SAI - 1

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

On January 1, 2002, Lutheran Brotherhood (LB) merged with and into Aid Association for Lutherans (AAL) creating the largest fraternal benefit society in the United States: Thrivent Financial for Lutherans (Thrivent Financial). AAL was chartered on November 24, 1902 in the state of Wisconsin, LB was chartered on June 13, 1917 in the state of Minnesota. Today, Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. Thrivent Financial operates under its Articles of Incorporation and Bylaws. Membership is open to Lutherans and their families, individuals employed by, or associated with, Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans, and subject to our membership eligibility rules.

Thrivent Variable Life Account I (the "Variable Account') is a separate account of ours, which was established on May 15, 1998. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract
Your entire insurance contract consists of:

..   the contract including any attached riders, endorsements or amendments;
..   the application attached to the contract, including any applications for increase in the face amount; and
..   the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries
The beneficiary is the person, entity or organization you name to receive the death benefit after the insured's death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial's bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

..   equally to the beneficiaries in the first class. If none are living, then;
..   equally to the beneficiaries in the second class. If none are living, then;
..   equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

                                     SAI - 2

Assignment of Ownership
You may assign your contract by sending a written request, in good order, to our service center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the benefit. Any contract loan obtained before an assignment is recorded at our service center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our service center. We will provide you with a specific form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See "Federal Tax Matters" in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners
If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our service center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our service center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve
We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner's account and thereby refuse any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

..   operating the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

..   adding, deleting, combining or modifying subaccounts in the variable account;

..   restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the variable account;

..   adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

..   making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

..   substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the variable account provided that the substitution has been approved by the SEC.

                                     SAI - 3

Basis of Computations
Minimum guaranteed cash values for the fixed account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 3%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners
At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

Incontestability
We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date except for any provisions granting benefits in the event of total disability. We will not contest the validity of an increase in the face amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application
Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender
The values of the contract are based on the insured's age and gender (in some states). If the date of birth or gender shown on the application is incorrect, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion
Generally, if the insured commits suicide within two years of the date of issue, we will not pay a death benefit but will return all premiums paid less any partial surrenders or any loans and accrued interest on loans. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the face amount. If a suicide occurs within two years of the increase, only the cost of insurance for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
   (1) to accept certain large premiums;
   (2) to refund premiums;
   (3) to refund the earnings on premiums; and
   (4) to refund any necessary cash value.

                                     SAI - 4

PRINCIPAL UNDERWRITER


Thrivent Investment Management Inc. ("Thrivent Investment Management"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc.
(NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management's fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this prospectus. Thrivent Investment Management pays financial associates a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the variable account.


Because the contract wasn't available prior to December 31, 2003, Thrivent Financial paid no underwriting commissions relating to the contract for the last three fiscal years.


STANDARD AND POOR'S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P's only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                     SAI - 5

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS

The financial statements of Thrivent Variable Life Account I at December 31, 2003 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.



                                     SAI - 6

                         Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Account) (comprising, respectively, the Technology Stock, Small Cap Growth, Opportunity Growth, Small Cap Stock, Small Cap Index, Small Cap Value, Mid Cap Select Growth, Mid Cap Growth, Mid Cap Stock, Mid Cap Index, World Growth, International, All Cap, Growth, Investors Growth, Growth Stock, Capital Growth, Large Company Index, Value, Real Estate Securities, Balanced, High Yield, High Yield Bond, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the affiliated transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2003, and the results of their operations and changes in their net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 19, 2004

                        THRIVENT VARIABLE LIFE ACCOUNT I
                      Statements of Assets and Liabilities

                                                 ---------------------------------------------------------------------------
                                                    Technology            Small Cap        Opportunity          Small Cap
                                                      Stock                Growth            Growth               Stock
As of December 31, 2003                             Subaccount           Subaccount        Subaccount          Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ---------------------------------------------------------------------------
  Total Assets                                        1,179,217               160,073           87,874            2,691,706

  Total Liabilities                                           -                     -                -                    -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ===========================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ---------------------------------------------------------------------------
     Net Assets                                  $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ===========================================================================
Accumulation units outstanding                          162,016                10,768            6,214              220,624
Unit Value (accumulation)                        $         7.28           $     14.87       $    14.14        $       12.20

Series funds, at cost                            $    1,048,051           $   142,979       $   78,041        $   2,216,736
Series funds shares owned                               169,825                14,455            8,884              218,045

                                                 ---------------------------------------------------------------------------
                                                     Small Cap             Small Cap           Mid Cap           Mid Cap
                                                      Index                 Value           Select Growth        Growth
As of December 31, 2003                             Subaccount             Subaccount        Subaccount         Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    11,363,871          $   114,637       $  127,091        $     282,940
                                                 ---------------------------------------------------------------------------
  Total Assets                                   $    11,363,871              114,637       $  127,091              282,940

  Total Liabilities                                            -                    -                -                    -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    11,363,871              114,637       $   127,091       $     282,940
                                                 ===========================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    11,363,871          $   114,637       $   127,091       $     282,940
                                                 ---------------------------------------------------------------------------
  Net Assets                                     $    11,363,871          $   114,637       $   127,091       $     282,940
                                                 ===========================================================================

Accumulation units outstanding                           802,480                8,098             9,324              20,854
Unit Value (accumulation)                        $         14.16          $     14.16       $     13.63       $       13.57

Series funds, at cost                            $     9,514,399          $   107,201       $   115,712       $     255,200
Series funds shares owned                                717,674                8,351            15,526              21,627

                                                 ---------------------------------------------------------------------------
                                                     Mid Cap                Mid Cap            World
                                                     Stock                  Index             Growth          International
As of December 31, 2003                             Subaccount            Subaccount         Subaccount        Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ---------------------------------------------------------------------------
  Total Assets                                   $    2,268,204             1,291,787           189,144           4,677,941

  Total Liabilities                                           -                     -                 -                   -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ===========================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ---------------------------------------------------------------------------
  Net Assets                                     $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ===========================================================================
Accumulation units outstanding                          224,845               109,873            14,184             501,712
Unit Value (accumulation)                        $        10.09           $     11.76       $     13.33       $        9.32

Series funds, at cost                            $    1,980,602           $ 1,107,191       $   164,447       $   5,280,757
Series funds shares owned                               226,025               112,061            17,804             513,146

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Assets and Liabilities--continued

                                                 ---------------------------------------------------------------------
                                                                                          Investors         Growth
                                                        All Cap             Growth          Growth          Stock
As of December 31, 2003                               Subaccount          Subaccount      Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 ---------------------------------------------------------------------
  Total Assets                                          59,118            1,396,556           60,901        100,185

  Total Liabilities                                          -                    -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 ---------------------------------------------------------------------
  Net Assets                                      $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 =====================================================================

Accumulation units outstanding                           4,843              109,973            5,146          7,731
Unit Value (accumulation)                         $      12.21         $      12.70      $     11.84     $    12.96

Series funds, at cost                             $     53,472         $  1,173,237      $    55,672     $   90,231
Series funds shares owned                                7,551              101,377            6,706          9,829

                                                 ---------------------------------------------------------------------
                                                       Capital         Large Company                     Real Estate
                                                       Growth              Index             Value       Securities
As of December 31, 2003                               Subaccount         Subaccount       Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 ---------------------------------------------------------------------
  Total Assets                                       5,371,169           20,567,585          898,798        245,168

  Total Liabilities                                          -                    -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 ---------------------------------------------------------------------
  Net Assets                                      $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 =====================================================================

Accumulation units outstanding                         624,816            1,914,946           71,292         18,856
Unit Value (accumulation)                         $       8.60         $      10.74      $     12.61     $    13.00

Series funds, at cost                             $  5,210,549         $ 22,580,559      $   757,325     $  234,578
Series funds shares owned                              627,796            1,039,502           92,118         19,364

                                                 ---------------------------------------------------------------------
                                                                                          High Yield
                                                       Balanced         High Yield           Bond          Income
As of December 31, 2003                               Subaccount        Subaccount        Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 ---------------------------------------------------------------------
  Total Assets                                        6,549,826             195,503        1,110,455        289,275

  Total Liabilities                                           -                   -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 ---------------------------------------------------------------------
  Net Assets                                      $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 =====================================================================

Accumulation units outstanding                          528,903              14,441           96,800         25,938
Unit Value (accumulation)                         $       12.38        $      13.54      $     11.47     $    11.15

Series funds, at cost                             $   6,782,441        $    185,735      $ 1,105,155     $  286,597
Series funds shares owned                               453,128              38,028          164,751         28,361

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                      Statements of Assets and Liabilities

                                                ------------------------------------------------------------------------
                                                     Bond                 Limited          Mortgage            Money
                                                    Index              Maturity Bond      Securities           Market
As of December 31, 2003                           Subaccount             Subaccount       Subaccount         Subaccount
------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ------------------------------------------------------------------------
  Total Assets                                      1,761,862             344,791           97,648           1,395,513

  Total Liabilities                                         -                   -                -                   -

                                                ------------------------------------------------------------------------
Net Assets                                       $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ========================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ------------------------------------------------------------------------
  Net Assets                                     $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ========================================================================

Accumulation units outstanding                        122,408              32,619            9,588           1,385,430
Unit Value (accumulation)                        $      14.39          $    10.57       $    10.18        $       1.01

Series funds, at cost                            $  1,734,942          $  346,539       $   96,994        $  1,395,513
Series funds shares owned                             166,506              33,777            9,770           1,395,513

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                            Statements of Operations

                                                                       -----------------------------------------------------------
                                                                        Technology        Small Cap     Opportunity    Small Cap
                                                                          Stock            Growth         Growth         Stock
For the year ended December 31, 2003, except as indicated /1/           Subaccount       Subaccount      Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $         -     $        -      $       -     $      202
                                                                       -----------------------------------------------------------
 Net investment income(loss)                                                      -              -              -            202

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                         (726)            211           143          1,618
Capital gain distributions                                                        -               -             -              -
Change in unrealized appreciation(depreciation) of investments              343,317          17,094         9,834        697,966
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                             342,591          17,305         9,977        699,584

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $   342,591     $    17,305     $   9,977     $  699,786
                                                                       ===========================================================

                                                                       -----------------------------------------------------------
                                                                        Small Cap        Small Cap        Mid Cap         Mid Cap
                                                                          Index            Value       Select Growth      Growth
For the year ended December 31, 2003, except as indicated /1/           Subaccount       Subaccount      Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $    34,384     $        46     $       -     $        -
                                                                       -----------------------------------------------------------
  Net investment income(loss)                                                34,384              46             -              -

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (10,403)             47           225            132
Capital gain distributions                                                        -           3,404             -              -
Change in unrealized appreciation(depreciation) of investments            3,130,666           7,436        11,380         28,182
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                           3,120,263          10,887        11,605         28,314

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $ 3,154,647     $    10,933     $  11,605     $   28,314
                                                                       ===========================================================

                                                                       -----------------------------------------------------------
                                                                           Mid Cap         Mid Cap        World
                                                                           Stock            Index         Growth     International
For the year ended December 31, 2003, except as indicated /1/            Subaccount      Subaccount     Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $     4,550     $     6,955     $     178     $   47,607
                                                                       ------------------------------------------------------
  Net investment income(loss)                                                 4,550           6,955           178         47,607

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                          (35)           (615)          190        (49,917)
Capital gain distributions                                                        -           7,196             -              -
Change in unrealized appreciation(depreciation) of investments              505,639         259,594        24,705        981,619
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                             505,604         266,175        24,895        931,702

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $   510,154     $   273,130     $  25,073     $  979,309
                                                                       ===========================================================

/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                       Statements of Operations--continued

                                                                          --------------------------------------------------------
                                                                                                         Investors      Growth
                                                                            All Cap       Growth           Growth       Stock
For the year ended December 31, 2003, except as indicated /1/              Subaccount   Subaccount       Subaccount   Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $      82    $        33      $       46    $      163
                                                                          --------------------------------------------------------
  Net investment income(loss)                                                    82             33              46           163

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                          401          2,117             368           357
Capital gain distributions                                                        -             -                -             -
Change in unrealized appreciation(depreciation) of investments                5,647        223,325           5,230         9,996
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                               6,048        225,442           5,598        10,353

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $   6,130    $   225,475      $    5,644    $   10,516
                                                                          ========================================================

                                                                          --------------------------------------------------------
                                                                           Capital     Large Company                  Real Estate
                                                                           Growth          Index          Value       Securities
For the year ended December 31, 2003, except as indicated /1/             Subaccount    Subaccount      Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $  24,906    $   217,629      $    8,184    $    4,549
                                                                          --------------------------------------------------------
  Net investment income(loss)                                                24,906        217,629           8,184         4,549

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (15,725)      (230,523)          1,459           773
Capital gain distributions                                                        -              -               -         1,871
Change in unrealized appreciation(depreciation) of investments              793,164      4,325,088         141,474        10,590
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                             777,439      4,094,565         142,933        13,234

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 802,345    $ 4,312,194      $  151,117    $   17,783
                                                                          ========================================================

                                                                          --------------------------------------------------------
                                                                                                        High Yield
                                                                           Balanced    High Yield          Bond         Income
For the year ended December 31, 2003, except as indicated /1/             Subaccount   Subaccount       Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $ 165,675    $     5,595      $   70,391    $    4,698
                                                                          --------------------------------------------------------
  Net investment income(loss)                                               165,675          5,595          70,391         4,698

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (64,702)           213          (3,176)           71
Capital gain distributions                                                        -              -               -             -
Change in unrealized appreciation(depreciation) of investments              814,581          9,768         133,741         2,676
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                             749,879          9,981         130,565         2,747

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 915,554    $    15,576      $  200,956    $    7,445
                                                                          ========================================================

/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                       Statements of Operations--continued

                                                                        -----------------------------------------------------------
                                                                           Bond         Limited          Mortgage       Money
                                                                          Index       Maturity Bond     Securities      Market
For the year ended December 31, 2003, except as indicated /1/           Subaccount     Subaccount       Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $  67,980      $   2,364        $    881       $ 7,307
                                                                        -----------------------------------------------------------
  Net investment income(loss)                                              67,980          2,364             881         7,307

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      4,171             14             (16)            -
Capital gain distributions                                                      -          3,509               -             -
Change in unrealized appreciation(depreciation) of investments            (18,630)        (1,748)            654             -
                                                                        -----------------------------------------------------------
  Net gain(loss) on investments                                           (14,459)         1,775             638             -

                                                                        -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $  53,521      $   4,139        $  1,519       $ 7,307
                                                                        ===========================================================


/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                          THRIVENT VARIABLE LIFE ACCOUNT I
                        Statements of Changes in Net Assets

                                                               --------------------------------------------------------------------
                                                                                                               Small Cap
                                                                     Technology Stock                           Growth
                                                                        Subaccount                            Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003         12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $         -        $         -        $         -        $         -
Net realized gains(losses) on investments                             (726)            (6,768)               211                  -
Change in net unrealized appreciation(depreciation)
 on investments                                                    343,317           (212,934)            17,094                  -
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations              342,591           (219,702)            17,305                  -

Unit Transactions
Transfer of net premiums                                           428,300            383,959             73,399                 21
Transfer of death benefits                                          (2,727)              (735)               (28)                 -
Transfers of surrenders and terminations                            (5,863)              (211)               (23)                 -
Policy loan transfer                                                (1,950)            (1,015)                 0                  -
Cost of insurance and administrative charges                      (163,474)          (111,491)           (11,073)                (2)
Transfers between subaccounts                                       34,820            145,042             80,796                  -
Mortality and expense risk charges                                  (6,248)            (3,345)              (322)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                 282,858            412,204            142,749                 19

Net Change in Net Assets                                           625,449            192,502            160,054                 19

Net Assets Beginning of Period                                     553,768            361,266                 19                  -
                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $ 1,179,217        $   553,768        $   160,073        $        19
                                                               ====================================================================

                                                               --------------------------------------------------------------------
                                                                        Opportunity                           Small Cap
                                                                          Growth                                Stock
                                                                        Subaccount                            Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003         12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $         -        $         -        $       202        $         -
Net realized gains(losses) on investments                              143                  -              1,618             (5,645)
Change in net unrealized appreciation(depreciation)
  on investments                                                     9,834                 (1)           697,966           (277,679)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                9,977                 (1)           699,786           (283,324)

Unit Transactions
Transfer of net premiums                                            57,195                 69          1,041,250            932,748
Transfer of death benefits                                               -                  -            (21,666)            (6,088)
Transfers of surrenders and terminations                                (1)                 -             (1,256)            (1,968)
Policy loan transfer                                                     -                  -             (5,271)            (3,507)
Cost of insurance and administrative charges                        (7,179)                (8)          (415,348)          (321,168)
Transfers between subaccounts                                       28,032                 15             19,967            366,665
Mortality and expense risk charges                                    (225)                 -            (14,228)            (8,560)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                  77,822                 76            603,448            958,122

Net Change in Net Assets                                            87,799                 75          1,303,234            674,798

Net Assets Beginning of Period                                          75                  -          1,388,472            713,674

                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $    87,874        $        75        $ 2,691,706        $ 1,388,472
                                                               ====================================================================

                                                               --------------------------------------------------------------------
                                                                        Small Cap           Small Cap
                                                                          Index               Value
                                                                        Subaccount          Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $    34,384        $       555        $        46
Net realized gains(losses) on investments                          (10,403)            21,448              3,451
Change in net unrealized appreciation(depreciation)
  on investments                                                 3,130,666         (1,241,102)             7,436
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations            3,154,647         (1,219,099)            10,933

Unit Transactions
Transfer of net premiums                                         2,799,150          2,909,691             54,598
Transfer of death benefits                                         (81,427)           (62,157)                 -
Transfers of surrenders and terminations                           (49,224)           (36,627)                 -
Policy loan transfer                                                 2,748              6,865                  -
Cost of insurance and administrative charges                    (1,288,760)        (1,447,558)            (7,727)
Transfers between subaccounts                                     (385,657)          (192,369)            57,008
Mortality and expense risk charges                                 (66,095)           (56,670)              (175)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                 930,735          1,121,175            103,704

Net Change in Net Assets                                         4,085,382            (97,924)           114,637

Net Assets Beginning of Period                                   7,278,489          7,376,413                  -

                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $11,363,871        $ 7,278,489        $   114,637
                                                               ====================================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are in integral part of these financial statements

                          THRIVENT VARIABLE LIFE ACCOUNT I
                   Statements of Changes in Net Assets--continued

                                                                     --------------------------------------------------------------
                                                                                Mid Cap                          Mid Cap
                                                                             Select Growth                        Growth
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         -        $         -      $         -    $         -
Net realized gains(losses) on investments                                    225                  -              132              -
Change in net unrealized appreciation(depreciation) on investments        11,380                 (1)          28,182             (2)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     11,605                 (1)          28,314             (2)

Unit Transactions
Transfer of net premiums                                                  60,176                 64          138,097            237
Transfer of death benefits                                                   (26)                 -                -              -
Transfers of surrenders and terminations                                      (8)                 -              (26)             -
Policy loan transfer                                                           -                  -                -              -
Cost of insurance and administrative charges                              (6,358)                (4)         (20,310)           (10)
Transfers between subaccounts                                             61,966                  0          137,358             14
Mortality and expense risk charges                                          (323)                               (731)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       115,427                 60          254,387            241

Net Change in Net Assets                                                 127,032                 59          282,701            239

Net Assets Beginning of Period                                                59                  -              239              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $   127,091        $        59      $   282,940    $       239
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                               Mid Cap                           Mid Cap
                                                                                Stock                             Index
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $     4,550        $     4,038      $     6,955    $     3,208
Net realized gains(losses) on investments                                    (35)            (6,242)           6,581          1,448
Change in net unrealized appreciation(depreciation) on investments       505,639           (195,456)         259,594        (86,520)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                    510,154           (197,660)         273,130        (81,864)

Unit Transactions
Transfer of net premiums                                                 802,696            822,697          403,103        254,649
Transfer of death benefits                                               (15,019)            (2,024)          (4,344)        (1,699)
Transfers of surrenders and terminations                                  (1,943)              (636)            (294)        (1,986)
Policy loan transfer                                                      (2,898)               497           (2,083)        (3,409)
Cost of insurance and administrative charges                            (336,001)          (280,425)        (138,035)       (85,529)
Transfers between subaccounts                                             24,786            281,560          198,542        222,975
Mortality and expense risk charges                                       (12,425)            (7,983)          (6,261)        (3,351)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       459,197            813,686          450,628        381,650

Net Change in Net Assets                                                 969,351            616,026          723,758        299,786

Net Assets Beginning of Period                                         1,298,853            682,827          568,029        268,243

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $ 2,268,204        $ 1,298,853      $ 1,291,787    $   568,029
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                                World
                                                                                Growth                        International
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $       178        $         -      $    47,607    $    35,548
Net realized gains(losses) on investments                                    190                (20)         (49,917)       (33,152)
Change in net unrealized appreciation(depreciation) on investments        24,705                 (8)         981,619       (591,248)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     25,073                (28)         979,309       (588,852)

Unit Transactions
Transfer of net premiums                                                  91,989              2,796        1,572,714      1,589,897
Transfer of death benefits                                                  (956)                 -          (33,460)       (22,120)
Transfers of surrenders and terminations                                     (28)                 -           (4,830)        (4,562)
Policy loan transfer                                                           -                  -           (9,314)       (16,163)
Cost of insurance and administrative charges                             (12,927)               (20)        (594,587)      (635,701)
Transfers between subaccounts                                             83,371                315          (29,409)       (34,579)
Mortality and expense risk charges                                          (439)                (2)         (25,983)       (20,458)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       161,010              3,089          875,132        856,314

Net Change in Net Assets                                                 186,083              3,061        1,854,441        267,462

Net Assets Beginning of Period                                             3,061                  -        2,823,500      2,556,038

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $   189,144        $     3,061      $ 4,677,941    $ 2,823,500
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                         THRIVENT VARIABLE LIFE ACCOUNT I
                  Statements of Changes in Net Assets--continued

                                                                     --------------------------------------------------------------
                                                                                 All
                                                                                 Cap                             Growth
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         82       $         -     $         33   $          -
Net realized gains(losses) on investments                                     401                 -            2,117              -
Change in net unrealized appreciation(depreciation)
 on investments                                                             5,647                (1)         223,325             (6)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       6,130                (1)         225,475             (6)

Unit Transactions
Transfer of net premiums                                                   39,281               186          433,375            261
Transfer of death benefits                                                      -                 -           (5,563)             -
Transfers of surrenders and terminations                                      (30)                -           (3,664)             -
Policy loan transfer                                                            -                 -             (544)             -
Cost of insurance and administrative charges                               (7,921)               (6)        (151,515)            (5)
Transfers between subaccounts                                              21,633                 -          904,218              2
Mortality and expense risk charges                                           (154)                            (5,479)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                         52,809               180        1,170,829            258

Net Change in Net Assets                                                   58,939               179        1,396,304            252

Net Assets Beginning of Period                                                179                 -              252              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $     59,118       $       179     $  1,396,556   $        252
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                               Investors                         Growth
                                                                                Growth                           Stock
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         46       $         -     $        163   $          6
Net realized gains(losses) on investments                                     368                 -              357            (43)
Change in net unrealized appreciation(depreciation)
 on investments                                                             5,230                 -            9,996            (42)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       5,644                 -           10,516            (79)

Unit Transactions
Transfer of net premiums                                                   45,331                 -           52,012          3,618
Transfer of death benefits                                                      -                 -                -              -
Transfers of surrenders and terminations                                      (12)                -              (46)             -
Policy loan transfer                                                            -                 -                -              -
Cost of insurance and administrative charges                               (3,867)                -           (7,352)           (33)
Transfers between subaccounts                                              14,017                 -           41,579            217
Mortality and expense risk charges                                           (211)                -             (245)            (2)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                         55,257                 -           85,948          3,800

Net Change in Net Assets                                                   60,901                 -           96,464          3,721

Net Assets Beginning of Period                                                  -                 -            3,721              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $     60,901       $         -     $    100,185   $      3,721
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                                Capital                      Large Company
                                                                                Growth                           Index
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $     24,906       $    15,950     $    217,629   $      1,584
Net realized gains(losses) on investments                                 (15,725)          (16,515)        (230,523)      (387,616)
Change in net unrealized appreciation(depreciation)
 on investments                                                           793,164          (611,888)       4,325,088     (3,369,507)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     802,345          (612,453)       4,312,194     (3,755,539)

Unit Transactions
Transfer of net premiums                                                2,269,244         2,040,082        5,664,729      6,077,016
Transfer of death benefits                                                (30,609)          (11,283)        (161,127)      (120,582)
Transfers of surrenders and terminations                                  (12,461)           (2,993)         (59,358)       (46,682)
Policy loan transfer                                                       (3,926)           (8,144)          11,508        (29,051)
Cost of insurance and administrative charges                             (878,419)         (703,977)      (2,469,953)    (2,732,025)
Transfers between subaccounts                                             409,798           441,751         (641,901)    (1,280,646)
Mortality and expense risk charges                                        (28,585)          (18,072)        (123,566)      (108,092)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      1,725,042         1,737,364        2,220,333      1,759,938

Net Change in Net Assets                                                2,527,388         1,124,911        6,532,527     (1,995,601)

Net Assets Beginning of Period                                          2,843,781         1,718,870       14,035,058     16,030,659

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  5,371,169       $ 2,843,781     $ 20,567,585   $ 14,035,058
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Changes in Net Assets--continued

                                                                      --------------------------------------------------------------
                                                                                      Real Estate
                                                                         Value         Securities                  Balanced
                                                                       Subaccount      Subaccount                 Subaccount
For the years ended, except as indicated /1/                             12/31/2003    12/31/2003      12/31/2003         12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                           $       8,184     $   4,549     $   165,675       $     $ 255
Net realized gains(losses) on investments                                     1,459         2,644         (64,702)           52,581
Change in net unrealized appreciation(depreciation) on investments          141,474        10,590         814,581          (528,293)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       151,117        17,783         915,554          (475,457)

Unit Transactions
Transfer of net premiums                                                    241,926       163,780       1,567,708         1,467,070
Transfer of death benefits                                                   (1,530)            -         (33,717)          (34,547)
Transfers of surrenders and terminations                                        (15)          (39)        (32,774)          (32,625)
Policy loan transfer                                                         (1,028)          (69)        (14,110)           13,675
Cost of insurance and administrative charges                                (65,847)       (7,223)       (748,039)         (653,420)
Transfers between subaccounts                                               577,525        71,355        (152,078)           12,181
Mortality and expense risk charges                                           (3,349)         (418)        (40,992)          (33,354)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                          747,681       227,385         545,997           738,980

Net Change in Net Assets                                                    898,798       245,168       1,461,551           263,523

Net Assets Beginning of Period                                                    -             -       5,088,275         4,824,752

                                                                      -------------------------------------------------------------
Net Assets End of Period                                              $     898,798     $ 245,168     $ 6,549,826       $ 5,088,275
                                                                      =============================================================

                                                                     ---------------------------------------------------------------
                                                                                                                High Yield
                                                                               High Yield                          Bond
                                                                               Subaccount                       Subaccount
For the years ended, except as indicated /1/                          12/31/2003        2/31/2002      12/31/2003         12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $    5,595         $       -      $   70,391        $   56,083
Net realized gains(losses) on investments                                   213                 -          (3,176)           (9,733)
Change in net unrealized appreciation(depreciation) on investments        9,768                 -         133,741           (40,074)
                                                                     ---------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                    15,576                 -         200,956             6,276

Unit Transactions
Transfer of net premiums                                                 81,011                 5         236,070           181,312
Transfer of death benefits                                                  (46)                -          (3,819)           (2,085)
Transfers of surrenders and terminations                                    (10)                -            (325)           (1,321)
Policy loan transfer                                                        (41)                -          (1,089)           (2,218)
Cost of insurance and administrative charges                             (8,169)               (2)       (102,684)          (87,374)
Transfers between subaccounts                                           107,692                 -          77,816            82,165
Mortality and expense risk charges                                         (514)                -          (6,761)           (4,641)
                                                                     ---------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      179,924                 3         199,208           165,838

Net Change in Net Assets                                                195,500                 3         400,164           172,114

Net Assets Beginning of Period                                                3                 -         710,291           538,177

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  195,503         $       3      $1,110,455        $  710,291
                                                                     ==============================================================

                                                                     -------------------------------------------------------------
                                                                                                                 Bond
                                                                                 Income                          Index
                                                                               Subaccount                      Subaccount
For the years ended, except as indicated /1/                         12/31/2003          2/31/2002   12/31/2003          12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $    4,698          $       -   $   67,980        $     49,093
Net realized gains(losses) on investments                                    71                  -        4,171               2,471
Change in net unrealized appreciation(depreciation) on investments        2,676                  2      (18,630)             36,775
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     7,445                  2       53,521              88,339

Unit Transactions
Transfer of net premiums                                                110,124                115      632,406             417,556
Transfer of death benefits                                                    -                  -       (7,485)            (15,739)
Transfers of surrenders and terminations                                     (1)                 -       (1,212)             (7,507)
Policy loan transfer                                                          -                  -       (6,673)                  -
Cost of insurance and administrative charges                            (19,065)                (2)    (232,770)           (159,939)
Transfers between subaccounts                                           191,437                 70      (47,222)            477,498
Mortality and expense risk charges                                         (850)                 -      (11,862)             (6,964)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      281,645                183      325,182             704,905

Net Change in Net Assets                                                289,090                185      378,703             793,244

Net Assets Beginning of Period                                              185                  -    1,383,159             589,915
                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  289,275          $     185   $1,761,862        $  1,383,159
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Changes in Net Assets--continued

                                                                      --------------------------------------------------------------
                                                                            Limited Maturity              Mortgage         Money
                                                                                  Bond                   Securities        Market
                                                                                Subaccount               Subaccount      Subaccount
For the years ended, except as indicated /1/                          12/31/2003          12/31/2002     12/31/2003      12/31/2003
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                              $ 2,364          $        -     $      881     $     7,307
Net realized gains(losses) on investments                                  3,522                   -            (16)              -
Change in net unrealized appreciation(depreciation) on investments        (1,748)                  -            654               -
                                                                      -------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                      4,139                   -          1,519           7,307

Unit Transactions
Transfer of net premiums                                                 140,199                  29         22,785       3,141,979
Transfer of death benefits                                                  (621)                  -              -            (502)
Transfers of surrenders and terminations                                      (1)                  -            (12)            (62)
Policy loan transfer                                                           -                   -            (65)           (862)
Cost of insurance and administrative charges                             (17,631)                  -         (4,749)       (107,780)
Transfers between subaccounts                                            219,527                   -         78,381      (1,639,750)
Mortality and expense risk charges                                          (850)                              (210)         (4,818)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       340,623                  29         96,129       1,388,206

Net Change in Net Assets                                                 344,762                  29         97,648       1,395,513

Net Assets Beginning of Period                                                29                   -              -               -
                                                                      -------------------------------------------------------------
Net Assets End of Period                                              $  344,791          $       29     $   97,648     $ 1,395,513
                                                                      =============================================================


/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

Thrivent Variable Life Account I
Notes to Financial Statements
As of December 31, 2003


(1) ORGANIZATION

The Thrivent Variable Life Account ( the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has twenty-eight subaccounts, each of which invests in a corresponding portfolio of either the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount                                           Series
Technology Stock                                     AAL Variable Product Series Fund, Inc. - Technology Stock Portfolio
Small Cap Growth (f)                                 LB Series Fund, Inc. - Small Cap Growth Portfolio
Opportunity Growth (f)                               LB Series Fund, Inc. - Opportunity Growth Portfolio
Small Cap Stock                                      AAL Variable Product Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index                                      AAL Variable Product Series Fund, Inc. - Small Cap Index Portfolio
Small Cap Value (a)                                  AAL Variable Product Series Fund, Inc. - Small Cap Value Portfolio
Mid Cap Select Growth (f)                            LB Series Fund, Inc. - Mid Cap Select Growth Portfolio
Mid Cap Growth (f)                                   LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Stock                                        AAL Variable Product Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index                                        AAL Variable Product Series Fund, Inc. - Mid Cap Index Portfolio
World Growth (f)                                     LB Series Fund, Inc. - World Growth Portfolio
International                                        AAL Variable Product Series Fund, Inc. - International Portfolio
All Cap (f)                                          LB Series Fund, Inc. - All Cap Portfolio
Growth (f)                                           LB Series Fund, Inc. - Growth Portfolio (c)
Investors Growth (f)                                 LB Series Fund, Inc. - Investors Growth Portfolio
Growth Stock (f)                                     LB Series Fund, Inc. - Growth Stock Portfolio
Capital Growth                                       AAL Variable Product Series Fund, Inc. - Capital Growth Portfolio
Large Company Index                                  AAL Variable Product Series Fund, Inc. - Large Company Index Portfolio
Value                                                LB Series Fund, Inc. - Value Portfolio (d)
Real Estate Securities (a)                           AAL Variable Product Series Fund, Inc. - Real Estate Securities Portfolio
Balanced                                             AAL Variable Product Series Fund, Inc. - Balanced Portfolio
High Yield (f)                                       LB Series Fund, Inc. - High Yield Portfolio
High Yield Bond                                      AAL Variable Product Series Fund, Inc. - High Yield Bond Portfolio
Income (f)                                           LB Series Fund, Inc. - Income Portfolio
Bond Index                                           AAL Variable Product Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond (f)                            LB Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities (a)                              AAL Variable Product Series Fund, Inc. - Mortgage Securities Portfolio
Money Market (b)                                     LB Series Fund, Inc. - Money Market Portfolio (e)

(a) Since Inception, April 30, 2003
(b) Since Inception, April 25, 2003
(c) AAL Series Fund. - Aggressive Growth Portfolio merged into the LB Series Fund Inc. - Growth Portfolio as of April 25, 2003.
(d) AAL Series Fund. - Equity Income Portfolio merged into the LB Series Fund Inc. - Value Portfolio as of April 25, 2003.
(e) AAL Series Fund. - Money Market Portfolio merged into the LB Series Fund Inc. - Money Market Portfolio as of April 25, 2003.
(f) Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2003, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                         % of Average                               % of Average
Subaccount                 Net Assets    Subaccount                   Net Assets
-------------------------------------    ---------------------------------------
Technology Stock                0.75%    Investors Growth                  0.80%
Small Cap Growth                1.00%    Growth Stock                      0.80%
Opportunity Growth              0.40%    Capital Growth                    0.65%
Small Cap Stock                 0.70%    Large Company Index               0.32%
Small Cap Index                 0.35%    Value                             0.60%
Small Cap Value                 0.80%    Real Estate Securities            0.80%
Mid Cap Select Growth           0.90%    Balanced                          0.32%
Mid Cap Growth                  0.40%    High Yield                        0.40%
Mid Cap Stock                   0.70%    High Yield Bond                   0.40%
Mid Cap Index                   0.35%    Income                            0.40%
International                   0.80%    Bond Index                        0.35%
World Growth                    0.85%    Limited Maturity Bond             0.40%
All Cap                         0.95%    Mortgage Securities               0.50%
Growth                          0.40%    Money Market                      0.40%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                           ----------------------------------------------------------------------------------------
                                              Technology     Small Cap    Opportunity     Small Cap       Small Cap      Small Cap
                                                 Stock        Growth        Growth          Stock           Index          Value
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....       43,726             -              -            65,302       623,185             -
  Units issued.............................       93,461             2              9           132,976       264,737             -
  Units redeemed...........................      (22,132)           (1)       (38,672)         (165,388)            -
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....      115,055             2              8           159,606       722,534             -
  Units issued.............................       84,919        11,846          6,829           119,187       266,947         8,995
  Units redeemed...........................      (37,958)       (1,080)          (623)          (58,169)     (187,001)         (897)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2003.....      162,016        10,768          6,214           220,624       802,480         8,098
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                               Mid Cap         Mid Cap        Mid Cap        Mid Cap         World
                                           Select Growth       Growth          Stock         Index          Growth    International
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -        75,734         26,247                 -       285,486
  Units issued.............................            6            25        132,568            49,569           303       200,957
  Units redeemed...........................            -            (1)       (37,923)          (10,688)           (2)      (96,860)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....            6            24        170,379            65,128           301       389,583
  Units issued.............................        9,915        22,537        118,579            64,056        15,341       222,098
  Units redeemed...........................         (597)       (1,707)       (64,113)          (19,311)       (1,458)     (109,969)
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2003.....        9,324        20,854        224,845           109,873        14,184       501,712
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                                                            Investors         Growth        Capital   Large Company
                                                 All Cap       Growth         Growth           Stock        Growth        Index
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -             -              -                 -       189,361     1,488,611
  Units issued.............................           19            26              -               380       317,839       657,069
  Units redeemed...........................           (1)            -              -                (4)     (104,002)     (470,060)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....           18            26              -               376       403,198     1,675,620
  Units issued.............................        5,938       127,010          5,810             8,441       380,266       664,556
  Units redeemed...........................       (1,113)      (17,063)          (664)           (1,086)     (158,648)     (425,230)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2003.....        4,843       109,973          5,146             7,731       624,816     1,914,946
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                                           Real Estate                                     High Yield
                                                 Value      Securities       Balanced       High Yield        Bond       Income
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -             -        414,271                 -        59,085             -
  Units issued.............................            -             -        150,607                 -        31,350            18
  Units redeemed...........................            -             -        (83,417)                -       (12,767)            -
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2002.....            -             -        481,461                 -        77,668            18
  Units issued.............................       79,383        21,450        168,807            15,532        33,499        28,116
  Units redeemed...........................       (8,091)       (2,594)      (121,365)           (1,091)      (14,367)       (2,196)
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2003.....       71,292        18,856        528,903            14,441        96,800        25,938
                                           =============    ==========    ===========     =============   =========== =============

                                           ------------------------------------------------------------
                                                 Bond          Limited      Mortgage           Money
                                                 Index     Maturity Bond   Securities          Market
                                           -------------    ----------    -----------     -------------
Units outstanding at December 31, 2001.....       46,561             -              -                 -
  Units issued.............................       70,637             -              -                 -
  Units redeemed...........................      (17,660)            -              -                 -
                                           -------------    ----------    -----------     -------------
Units outstanding at December 31, 2002.....       99,538             -              -                 -
  Units issued.............................       66,720        34,696         10,526         4,233,641
  Units redeemed...........................      (43,850)       (2,077)          (938)       (2,848,211)
                                           -------------    ----------    -----------     -------------

Units outstanding at December 31, 2003.....      122,408        32,619          9,588         1,385,430
                                           =============    ==========    ===========     =============

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2003 were as follows:

                                   Purchases             Sales
Subaccount
----------
Technology Stock                     $340,610           $57,753
Small Cap Growth                      145,634             2,885
Opportunity                            79,304             1,482
Small Cap Stock                       705,568           102,357
Small Cap Index                     1,492,827           527,709
Small Cap Value                       109,434             2,280
Mid Cap Select Growth                 117,916             2,488
Mid Cap Growth                        256,433             1,607
Mid Cap Stock                         616,603           152,856
Mid Cap Index                         502,407            37,628
World                                 164,688             3,500
International                       1,036,290           113,551
All Cap                                57,769             4,878
Growth                              1,190,249            19,387
Investors Growth                       59,731             4,428
Growth Stock                           90,887             4,777
Capital Growth                      1,950,235           200,287
Large Company Index                 3,156,421           718,460
Value                                 773,302            17,437
Real Estate                           256,361            22,557
Balanced                            1,129,119           417,448
High Yield                            191,157             5,639
High Yield Bond                       319,087            49,487
Income                                295,010             8,667
Bond Index                            743,381           350,219
Limited Maturity Bond                 351,627             5,131
Mortgage Securities                   103,028             6,018
Money Market                        3,183,097         1,790,349

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the three years in the period ended December 31, 2003, follows:

Subaccount                                2003               2002              2001
--------------------------------------------------------------------------------------
Technology Stock
Units                                         162,016        115,055          43,725
Unit value                                $      7.28     $     4.81      $     8.25
Net assets                                $ 1,179,217     $  553,768      $  361,266
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.00%          0.00%           0.00%
Total Return (c)                                51.36%        (42.14)%        (17.51)%

Small Cap Growth
Units                                          10,768              2
Unit value                                $     14.87     $    10.34
Net assets                                $   160,073     $       19
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                43.83%          3.22%

Opportunity Growth
Units                                           6,214              8
Unit value                                $     14.14     $     9.93
Net assets                                $    87,874     $       75
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                42.35%         (0.79)%

Small Cap Stock
Units                                         220,624        159,606          65,302
Unit value                                $     12.20     $     8.70      $    10.94
Net assets                                $ 2,691,706     $1,388,472      $  713,674
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.01%          0.00%           0.25%
Total Return (c)                                40.19%        (21.01)%          9.35%

Small Cap Index
Units                                         802,480        722,534         623,185
Unit value                                $     14.16     $    10.07      $    12.04
Net assets                                $11,363,871     $7,278,489      $7,376,413
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.39%          0.01%           0.40%
Total Return (c)                                40.62%        (16.36)%          6.38%

Small Cap Value
Units                                           8,098
Unit value                                $     14.16
Net assets                                $   114,637
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      0.13%
Total Return (c)                                41.55%

Mid Cap Select Growth
Units                                           9,324              6
Unit value                                $     13.63     $     9.92
Net assets                                $   127,091     $       59
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                37.34%         (0.87)%

Mid Cap Growth
Units                                          20,854             24
Unit value                                $     13.57     $     9.98
Net assets                                $   282,940     $      239
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                35.92%         (0.31)%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                        2003           2002            2001
---------------------------------------------------------------------------------------
Mid Cap Stock
Units                                            224,845        170,379        75,734
Unit value                                    $    10.09     $     7.62    $     9.02
Net assets                                    $2,268,204     $1,298,853    $  682,827
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         0.27%          0.39%         0.47%
Total Return (c)                                   32.28%        (16.09)%       (9.79)%

Mid Cap Index
Units                                            109,873         65,126        26,247
Unit value                                    $    11.76     $     8.72    $    10.22
Net assets                                    $1,291,787     $  568,029    $  268,243
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         0.83%          0.73%         1.02%
Total Return (c)                                   34.80%        (15.29)%        2.19%

International
Units                                            501,712        389,583       285,487
Unit value                                    $     9.32     $     7.25    $     8.96
Net assets                                    $4,677,941     $2,823,500    $2,556,038
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         1.36%          1.30%         2.25%
Total Return (c)                                   28.61%        (19.65)%      -25.49%

World Growth
Units                                             14,184            301
Unit value                                    $    13.33     $    10.16
Net assets                                    $  189,144     $    3,061
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.31%          0.00%
Total Return (c)                                   31.27%          1.46%

All Cap
Units                                              4,843             18
Unit value                                    $    12.21     $     9.88
Net assets                                    $   59,118     $      179
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.40%          0.00%
Total Return (c)                                   23.52%         (1.30)%

Growth
Units                                            109,973             26
Unit value                                    $    12.70     $     9.73
Net assets                                    $1,396,556     $      252
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.00%          0.00%
Total Return (c)                                   30.49%         (2.81)%

Investors Growth
Units                                              5,146              -
Unit value                                    $    11.84     $     0.00
Net assets                                    $   60,901     $        0
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.00%          0.00%
Total Return (c)                                   22.75%          0.00%

Growth Stock
Units                                              7,731            376
Unit value                                    $    12.96     $     9.89
Net assets                                    $  100,185     $    3,721
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.50%          0.80%
Total Return (c)                                   31.05%         (1.24)%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                    2003           2002            2001
---------------------------------------------------------------------------------------
Capital Growth
Units                                         624,816        403,198          189,361
Unit value                                $      8.60    $      7.05      $      9.14
Net assets                                $ 5,371,169    $ 2,843,781      $ 1,718,870
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      0.64%          0.67%            0.57%
Total Return (c)                                21.99%        (23.07)%          (8.60)%

Large Company Index
Units                                       1,914,946      1,675,620        1,448,611
Unit value                                $     10.74    $      8.38      $     10.77
Net assets                                 20,567,585    $14,035,058      $16,030,659
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      1.31%          0.01%            1.00%
Total Return (c)                                28.21%        (22.79)%         (12.15)%

Value
Units                                          71,292
Unit value                                $     12.61
Net assets                                $   898,798
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      1.26%
Total Return (c)                                26.07%

Real Estate
Units                                          18,856
Unit value                                $     13.00
Net assets                                $   245,168
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      5.94%
Total Return (c)                                30.02%

Balanced
Units                                         528,903        481,461          414,271
Unit value                                $     12.38    $     10.57      $     11.65
Net assets                                $ 6,549,826    $ 5,088,275      $ 4,824,752
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      2.92%          0.01%            3.08%
Total Return (c)                                17.17%         (9.93)%          (3.49)%

High Yield
Units                                          14,441              -
Unit value                                $     13.54    $     10.56
Net assets                                $   195,503    $         3
Ratio of expenses to net assets (a)              0.00%          0.75%
Investment income ratio (b)                      8.22%          0.00%
Total Return (c)                                28.00%          5.64%

High Yield Bond
Units                                          96,800         77,668           59,085
Unit value                                $     11.47    $      9.15      $      9.11
Net assets                                $ 1,110,455    $   710,291      $   538,177
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      7.80%          9.07%            9.13%
Total Return (c)                                25.42%         (0.35)%           1.41%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                     2003         2002           2001
-------------------------------------------------------------------------------------
Income
Units                                         25,938              18
Unit value                                $    11.15      $    10.28
Net assets                                $  289,275      $      185
Ratio of expenses to net assets (a)             0.00%           0.00%
Investment income ratio (b)                     4.32%           0.00%
Total Return (c)                                8.51%          (2.65)%

Bond Index
Units                                        122,408          99,538         46,560
Unit value                                $    14.39     $     13.90       $  12.67
Net assets                                $1,761,862     $ 1,383,159       $589,915
Ratio of expenses to net assets (a)             0.00%           0.00%          0.00%
Investment income ratio (b)                     4.25%           0.00%          6.11%
Total Return (c)                                3.59%           8.86%          8.47%

Limited Maturity Bond
Units                                         32,619               3
Unit value                                $    10.57     $     10.11
Net assets                                $  344,791     $        29
Ratio of expenses to net assets (a)             0.00%           0.00%
Investment income ratio (b)                     2.18%           0.00%
Total Return (c)                                4.48%           1.05%

Mortgage Securities
Units                                          9,588
Unit value                                $    10.18
Net assets                                $   97,648
Ratio of expenses to net assets (a)             0.00%
Investment income ratio (b)                     2.13%
Total Return (c)                                1.85%

Money Market
Units                                      1,385,430
Unit value                                $     1.01
Net assets                                $1,395,513
Ratio of expenses to net assets (a)             0.00%
Investment income ratio (b)                     0.84%
Total Return (c)                                0.53%


(a) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c) These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2003, 2002 and 2001

                         Report of Independent Auditors

The Board of Directors
Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial), formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL), as of December 31, 2003 and 2002, and the related consolidated statements of operations, members' equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of Thrivent Financial's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 2001 financial statements of LB which statements reflect total revenues constituting 44% of the related consolidated financial statement totals for the year then ended and which reflect net income (loss) constituting approximately (3)% of the related consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.


January 28, 2004

                        Thrivent Financial for Lutherans
                           Consolidated Balance Sheets
                           December 31, 2003 and 2002
                              (dollars in millions)

                                                     2003         2002
                                                  ----------   ----------
Assets
   Fixed maturity securities, at fair value       $   29,103   $   26,793
   Equity securities, at fair value                    1,316        1,379
   Mortgage loans                                      5,817        5,812
   Real estate                                           154          208
   Contract loans                                      1,256        1,272
   Short-term investments                                991          667
   Other investments                                     588          326
                                                  ----------   ----------
      Total investments                               39,225       36,457
   Cash and cash equivalents                           1,751        1,753
   Accrued investment income                             368          363
   Receivables                                           104          112
   Deferred acquisition costs                          1,808        1,723
   Property and equipment, net                           171          186
   Other assets                                           37           33
   Assets held in separate accounts                    9,203        7,354
                                                  ----------   ----------
Total Assets                                      $   52,667   $   47,981
                                                  ==========   ==========
Liabilities
   Future contract benefits                       $   11,337   $   10,836
   Contractholder funds                               22,510       21,090
   Unpaid claims and claim expenses                      219          186
   Notes payable                                          83           91
   Amounts due to brokers                              2,401        2,169
   Other liabilities                                     658          637
   Liabilities related to separate accounts            9,191        7,317
                                                  ----------   ----------
Total Liabilities                                     46,399       42,326
Members' Equity
   Retained earnings                                   5,102        4,850
   Accumulated other comprehensive income              1,166          805
                                                  ----------   ----------
Total Members' Equity                                  6,268        5,655
                                                  ----------   ----------
Total Liabilities and Members' Equity             $   52,667   $   47,981
                                                  ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                      Consolidated Statements of Operations
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                     2003         2002         2001
                                                  ----------   ----------   ----------
Revenues
   Premiums                                       $    1,253   $    1,311   $    1,266
   Net investment income                               2,163        2,180        2,171
   Realized investment gains (losses), net                89         (324)          16
   Contract charges                                      536          529          544
   Other revenue                                         178          175          188
                                                  ----------   ----------   ----------
Total Revenues                                         4,219        3,871        4,185
Benefits and Expenses
   Contract claims and other benefits                    998          929          858
   Increase in contract reserves                         664          780          773
   Interest credited                                   1,053        1,094        1,128
   Dividends to members                                  281          323          344
                                                  ----------   ----------   ----------
      Total benefits                                   2,996        3,126        3,103
   Underwriting, acquisition and insurance
    expenses                                             684          648          578
   Amortization of deferred acquisition costs            151          194          168
   Fraternal benefits and expenses                       136          195          201
                                                  ----------   ----------   ----------
      Total expenses                                     971        1,037          947
                                                  ----------   ----------   ----------
Total Benefits and Expenses                            3,967        4,163        4,050
                                                  ----------   ----------   ----------
Net Income (Loss)                                 $      252   $     (292)  $      135
                                                  ==========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                   Consolidated Statements of Members' Equity
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                   Accumulated
                                                      Other
                                     Retained     Comprehensive
                                     Earnings         Income         Total
                                   ------------   -------------   ------------
Balance as of December 31, 2000    $      5,007   $          69   $      5,076
Comprehensive Income:
   Net income                               135              --            135
   Other comprehensive income                --             136            136
                                                                  ------------
      Total comprehensive income                                           271
                                   ------------   -------------   ------------
Balance as of December 31, 2001           5,142             205          5,347
Comprehensive Income:
   Net loss                                (292)             --           (292)
   Other comprehensive income                --             600            600
                                                                  ------------
      Total comprehensive income                                           308
                                   ------------   -------------   ------------
Balance as of December 31, 2002           4,850             805          5,655
Comprehensive Income:
   Net income                               252              --            252
   Other comprehensive income                --             361            361
                                                                  ------------
      Total comprehensive income                                           613
                                   ------------   -------------   ------------
Balance as of December 31, 2003    $      5,102   $       1,166   $      6,268
                                   ============   =============   ============

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                      Consolidated Statements of Cash Flows
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                     2003         2002         2001
                                                  ----------   ----------   ----------
Operating Activities
Net income (loss)                                 $      252   $     (292)  $      135
Adjustments to reconcile net income (loss) to
 net cash provided by operating activities:
   Change in contract liabilities and accruals           534          809          717
   Change in contractholder funds                        360          443          965
   Change in deferred acquisition costs                 (114)         (25)         (64)
   Realized investment (gains) losses, net               (89)         324          (16)
   Changes in other assets and liabilities               140           34          108
                                                  ----------   ----------   ----------
Net Cash Provided by Operating Activities              1,083        1,293        1,845
Investing Activities
Proceeds from sales, maturities or repayments
 of fixed maturity securities, classified
 as available for sale                                41,271       25,039       20,139
Cost of fixed maturity securities acquired,
 classified as available for sale                    (43,617)     (27,300)     (21,159)
Proceeds from sales of equity securities                 918          957        1,029
Cost of equity securities acquired                      (611)      (1,130)      (1,274)
Proceeds from mortgage loans sold, matured
 or repaid                                               962          620          564
Cost of mortgage loans acquired                         (952)        (724)        (926)
Contract loans repaid (issued), net                       16            4          (27)
Purchases of short-term investments, net                (324)        (342)         (35)
Net proceeds from maturities, calls and
 purchases of fixed maturity securities
 classified as held-to-maturity                           --           --          197
Other                                                    192          723          (70)
                                                  ----------   ----------   ----------
Net Cash Used in Investing Activities                 (2,145)      (2,153)      (1,562)
Financing Activities
Universal life and investment contract receipts        1,937        2,196        1,437
Universal life and investment contract
 withdrawals                                            (877)        (886)      (1,366)
                                                  ----------   ----------   ----------
Net Cash Provided by Financing Activities              1,060        1,310           71
                                                  ----------   ----------   ----------
Net Change in Cash and Cash Equivalents                   (2)         450          354
Cash and Cash Equivalents, beginning of year           1,753        1,303          949
                                                  ----------   ----------   ----------
Cash and Cash Equivalents, end of year            $    1,751   $    1,753   $    1,303
                                                  ==========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                   Notes to Consolidated Financial Statements
                                December 31, 2003

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
--------------------
Thrivent Financial for Lutherans ("Thrivent Financial") is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial associates. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Thrivent Financial was formed on January 1, 2002 through the merger of Lutheran Brotherhood ("LB") with and into Aid Association for Lutherans ("AAL") which subsequently changed its name to Thrivent Financial. The merger was accounted for as a pooling of interests and therefore all financial information for periods prior to the merger has been restated to reflect the combined results of the merged organization.

Significant Accounting Policies
-------------------------------
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation
The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments
Fixed maturity securities: Thrivent Financial's fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.
Equity securities: Thrivent Financial's equity securities portfolio is classified as available-for-sale and carried at fair value.
Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.
Real estate: Investment real estate is valued at cost plus capital expenditures less accumulated depreciation. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.
Contract loans: Contract loans are generally carried at their aggregate unpaid balances.
Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value.
Other investments: Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Loaned securities: Securities loaned under Thrivent Financial's securities lending agreement are included in the Consolidated Balance Sheets at fair value. Thrivent Financial measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.
Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members' equity.
Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other than temporary. Factors considered in this evaluation include the fair value of the security, the duration of any decline in value, the credit quality of the issuer and other available information. Investments that decline in value below cost on other than a temporary basis are written down to fair value as a component of realized investment losses. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals
Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue
Other revenue consists primarily of investment advisory fees.

Dividends to Members
Thrivent Financial's insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial's Board of Directors.

Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial's fraternal branch system.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes
Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial's subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial's subsidiaries for the years ended December 31, 2003, 2002 and 2001 totaled $20 million, ($8) million and $3 million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statement of Operations. Thrivent Financial's subsidiaries had a net deferred tax liability as of December 31, 2003 and 2002 of $43 million and $37 million, respectively.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed maturity securities
-------------------------
The amortized cost and fair value of Thrivent Financial's investment in fixed maturity securities is summarized as follows (dollars in millions):

                                     Amortized  Gross Unrealized    Fair
December 31, 2003                      Cost      Gains   Losses     Value
                                     ---------  -------  -------  ---------
Loan-backed obligations of U.S.
 Government corporations
 and agencies                        $   6,335  $    90  $   (14) $   6,411
U.S. Treasury securities and non-
 loan-backed obligations of U.S.
 Government corporations and
 agencies                                  927       21       (4)       944
Corporate and other bonds               16,193    1,237      (53)    17,377
Mortgage & asset-backed securities       4,287      113      (29)     4,371
                                     ---------  -------  -------  ---------
   Total fixed maturity securities   $  27,742  $ 1,461  $  (100) $  29,103
                                     =========  =======  =======  =========

                                     Amortized  Gross Unrealized    Fair
December 31, 2002                      Cost      Gains   Losses     Value
                                     ---------  -------  -------  ---------
Loan-backed obligations of U.S.
 Government corporations and         $   5,680  $   145  $    --  $   5,825
 agencies
U.S. Treasury securities and non-
 loan-backed obligations of U.S.
 Government corporations and
 agencies                                  948       59       --      1,007
Corporate and other bonds               14,635    1,093     (188)    15,540
Mortgage & asset-backed securities       4,220      215      (14)     4,421
                                     ---------  -------  -------  ---------
   Total fixed maturity securities   $  25,483  $ 1,512  $  (202) $  26,793
                                     =========  =======  =======  =========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The fair value of fixed maturity securities for which an unrealized loss has been recognized for less than twelve months totaled $4,751 million at December 31, 2003. The unrealized loss related to these securities was $89 million at December 31, 2003. The fair value of fixed maturity securities for which an unrealized loss has been recognized for greater than twelve months totaled $115 million at December 31, 2003. The unrealized loss related to these securities was $11 million at December 31, 2003.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2003 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (dollars in millions).

                                              Amortized        Fair
                                                 Cost         Value
                                             ------------  ------------
Due in one year or less                      $        783  $        798
Due after one year through five years               5,996         6,386
Due after five years through ten years              7,542         8,100
Due after ten years                                 2,799         3,037
Loan-backed obligations of U.S. Government
 Corporations and agencies                          6,335         6,411
Mortgage and asset-backed securities                4,287         4,371
                                             ------------  ------------
   Total fixed maturity securities           $     27,742  $     29,103
                                             ============  ============

Equity securities
-----------------
The cost and fair value of Thrivent Financial's investment in equity securities as of December 31, 2003 and 2002 are summarized as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Cost                                         $      1,163  $      1,567
Gross unrealized gains                                171            68
Gross unrealized losses                               (18)         (256)
                                             ------------  ------------
   Fair Value                                $      1,316  $      1,379
                                             ============  ============

The fair value of equity securities for which an unrealized loss has been recognized for less than twelve months totaled $79 million at December 31, 2003. The unrealized loss related to these securities was $7 million at December 31, 2003. The fair value of equity securities for which an unrealized loss has been recognized for greater than twelve months totaled $139 million at December 31, 2003. The unrealized loss related to these securities was $11 million at December 31, 2003.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans
--------------
Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2003 and 2002, were as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Commercial                                   $      4,892  $      4,929
Church                                                751           705
Non-commercial                                        209           253
                                             ------------  ------------
                                                    5,852         5,887
                                             ------------  ------------
Allowance for credit losses                           (35)          (75)
                                             ------------  ------------
Total                                        $      5,817  $      5,812
                                             ============  ============
Impaired mortgage loans:
   With allowance for uncollectible loans    $         30  $         11
   Without allowance for uncollectible
    loans                                    $          3  $         49
Allowance for credit losses on impaired
 mortgage loans                              $          5  $         10
Average investment in impaired loans         $         47  $         80

The change in the allowance for credit losses for the years ended December 31, 2003, 2002 and 2001 was as follows (dollars in millions):

                                   2003          2002          2001
                               ------------  ------------  ------------
Allowance for credit losses,
 Beginning of year             $         75  $         82  $         89
Net reductions                          (40)           (7)           (7)
                               ------------  ------------  ------------
Allowance for credit losses,
 end of year                   $         35  $         75  $         82
                               ============  ============  ============

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $3 million, $4 million and $7 million during the years ended December 31, 2003, 2002 and 2001, respectively.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Thrivent Financial's mortgage loan investments are diversified among various geographic regions of the United States as well as by property type. The largest concentration in any one geographic region was 28% and 29% as of December 31, 2003 and 2002, respectively. The largest concentration in any one property type was 32% as of both December 31, 2003 and 2002.

Real estate
-----------
The components of real estate investments as of December 31, 2003 and 2002 were as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Property held for the
 production of income                        $        137  $        220
Property held for sale                                 44            23
                                             ------------  ------------
                                                      181           243
                                             ------------  ------------
Accumulated depreciation                              (27)          (35)
                                             ------------  ------------
   Total                                     $        154  $        208
                                             ============  ============

Investment income
-----------------
Investment income by type of investment for the years ended December 31, 2003, 2002 and 2001 is summarized as follows (dollars in millions):

                                   2003          2002          2001
                               ------------  ------------  ------------
Fixed maturity securities      $      1,533  $      1,535  $      1,499
Equity securities                        36            29            29
Mortgage loans                          459           445           446
Real estate                              21            32            32
Contract loans                           88            87            86
Other invested assets                    53            79           102
                               ------------  ------------  ------------
                                      2,190         2,207         2,194
Investment expenses                      27            27            23
                               ------------  ------------  ------------
   Net investment income       $      2,163  $      2,180  $      2,171
                               ============  ============  ============

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses
------------------------------------
Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001, were as follows (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Net gains(losses) on sales:
   Fixed maturity securities
      Gross gains                               $    335   $    204   $    203
      Gross losses                                  (170)      (244)      (208)
   Equity securities
      Gross gains                                     87         99        134
      Gross losses                                   (86)      (171)      (134)
   Other                                               1         (3)        20
                                                --------   --------   --------
                                                     167       (115)        15
                                                --------   --------   --------
Provisions for losses:
   Fixed maturity securities                         (56)      (132)        (6)
   Equity securities                                 (62)       (84)        --
   Mortgage loans                                     40          7          7
                                                --------   --------   --------
                                                     (78)      (209)         1
                                                --------   --------   --------
Realized investment gains(losses), net          $     89   $   (324)  $     16
                                                ========   ========   ========

Proceeds from the sale of fixed maturity securities for the years ended December 31, 2003, 2002 and 2001 were $36.2 billion, $21.8 billion and $18.0 billion, respectively.

Accumulated Other Comprehensive Income
--------------------------------------
The components of accumulated other comprehensive income as of December 31, 2003 and 2002 are shown below (dollars in millions):

                                                  2003       2002
                                                --------   --------
Unrealized investment gains                     $  1,518   $  1,128
Deferred acquisition cost adjustment                (331)      (302)
Deferred income tax adjustment                        (3)        (6)
Minimum pension liability adjustment                 (18)       (15)
                                                --------   --------
   Total                                        $  1,166   $    805
                                                ========   ========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income
--------------------------
The components of other comprehensive income for the years ended December 31, 2003, 2002 and 2001 are as follow (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Unrealized investment gains and losses
 arising during the period on securities
 available for sale                             $    438   $    481   $    183
Unrealized investment gains on fixed maturity
 securities transferred from held-to-maturity
 to available-for-sale                                --         45         18
Reclassification adjustment for realized
 gains and losses included in net income             (48)       328         11
Change in deferred acquisition costs due
 to unrealized investment gains and losses           (29)      (236)       (75)
Change in deferred income taxes due
 to unrealized investment gains and losses             3         (3)        (1)
Minimum pension liability adjustment                  (3)       (15)        --
                                                --------   --------   --------
   Total other comprehensive income             $    361   $    600   $    136
                                                ========   ========   ========

On January 1, 2001 and 2002 Thrivent Financial transferred $871 million and $1,757 million, respectively, of its securities previously classified as 'held-to-maturity' to the available for sale category. The transfers were completed in conjunction with the January 1, 2001 adoption of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and the January 1, 2002 merger of LB with and into AAL, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2003, 2002 and 2001 were as follows (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Balance at beginning of year                    $  2,025   $  2,000   $  1,936
Capitalization of acquisition costs                  265        219        232
Acquisition costs amortized                         (151)      (194)      (168)
                                                --------   --------   --------
                                                   2,139      2,025      2,000
                                                --------   --------   --------
Adjustment for unrealized investment gains
 and losses                                         (331)      (302)       (66)
                                                --------   --------   --------
   Balance at end of year                       $  1,808   $  1,723   $  1,934
                                                ========   ========   ========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2003 and 2002 are as follows (dollars in millions):

                                                  2003       2002
                                                --------   --------
Buildings                                       $    136   $    146
Furniture and equipment                              212        182
Other                                                 13         11
                                                --------   --------
                                                     361        339
                                                --------   --------
Accumulated depreciation                            (190)      (153)
                                                --------   --------
   Property and equipment, net                  $    171   $    186
                                                ========   ========

Depreciation expense for the years ended December 31, 2003 and 2002 was $45 million and $39 million, respectively.

Note 5. Notes Payable

Thrivent Financial has mortgage notes outstanding totaling $81 million and $89 million as of December 31, 2003 and 2002, respectively, secured by certain investments in real estate. Interest rates on these notes range from 5 percent to 10 percent. Notes maturing during 2004 total $32 million, with the remainder maturing between 2005 and 2013.

In addition, Thrivent Financial has an unsecured note payable totaling $2 million as of both December 31, 2003 and 2002. The interest rate on this note was 3.8 percent and the note matures in 2005.

Note 6. Employee Benefit Plans

Pension and Other Postretirement Benefits
-----------------------------------------
Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 6. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial's qualified retirement and other plans for the years ended December 31, 2003, 2002 and 2001 were as follows (dollars in millions):

                                    Retirement Plans          Other Plans
                                  2003    2002    2001    2003    2002    2001
                                 ----------------------  ----------------------
Service cost                     $   19  $   19  $   18  $    3  $    4  $    3
Interest cost                        36      34      32       5       5       5
Expected return on plan assets (43) (43) (41) -- -- -- Amortization of prior service
 cost                                (1)      1       1      (1)      1      --
Other                                --      (1)     (4)     --      --       1
                                 ----------------------  ----------------------
   Periodic cost                 $   11  $   10  $    6  $    7  $   10  $    9
                                 ======================  ======================

The plans' funding status and the amounts recognized in the consolidated financial statements as of December 31, 2003 and 2002 were as follows (dollars in millions):

                                             Retirement Plans     Other Plans
                                              2003     2002      2003     2002
                                             ----------------------------------
Change in benefit obligation:
   Benefit obligation at beginning of year   $  524   $   478   $   75   $   73
   Service cost                                  19        19        3        4
   Interest cost                                 36        35        5        5
   Plan participants' contributions              --         5       --       --
   Actuarial loss                                22        27       20       18
   Benefits paid                                (25)      (21)      (7)      (5)
   Amendments                                    --       (19)      --      (20)
                                             ----------------------------------
      Benefit obligation at end of year         576       524       96       75
                                             ----------------------------------
Change in plan assets:
   Fair value of plan assets at beginning
    of year                                     402       453       --       --
   Actual return on plan assets                  63       (35)      --       --
   Employer contribution                          5        --        7        4
   Plan participants' contributions              --         5       --        1
   Benefits paid                                (25)      (21)      (7)      (5)
                                             ----------------------------------
      Fair value of plan assets at end of
       year                                     445       402       --       --
                                             ----------------------------------
Funded status                                  (131)     (122)     (96)     (75)
Unrecognized net losses                         104       102       33       13
Unrecognized prior service cost                  (7)       (7)      (9)      (9)
                                             ----------------------------------
                                                (34)      (27)     (72)     (71)
                                             ----------------------------------
Additional minimum pension liability            (18)      (15)      --       --
                                             ----------------------------------
Accrued pension liability at end of year     $  (52)  $   (42)  $  (72)  $  (71)
                                             ----------------------------------
Accumulated benefit obligation               $  497   $   444   $   96   $   75
                                             ==================================

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 6. Employee Benefit Plans, continued

                                             Retirement Plans    Other Benefits
                                              2003     2002      2003     2002
                                             ----------------------------------
Weighted average assumptions as of
 end of year
   Discount rate                               6.25%      7.0%    6.25%     7.0%
   Expected return on plan assets              8.75%      9.0%     n/a      n/a
   Rate of compensation increase               3.75%      5.0%     n/a      n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was nine percent in 2003 trending down to five percent in 2009. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2003 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial has not evaluated the expected reduction this legislation will have on its postretirement benefit plan obligation.

As of December 31, 2003 and 2002, the accumulated benefit obligation of Thrivent Financial's retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $18 million and $15 million at December 31, 2003 and 2002, respectively, with a corresponding reduction in accumulated other comprehensive income.

As of December 31, 2003 and 2002, $75 million and $148 million, respectively, of the pension assets of the defined benefit pension plan were invested in a deposit administration contract issued by Thrivent Financial.

The invested assets of Thrivent Financial's qualified defined benefit plan are allocated approximately 50 percent to equity securities with the remainder primarily to fixed maturity securities. The plan's investments are selected to achieve a total return that will fund the benefits earned under the plan. Thrivent Financial expects to contribute up to $40 million to its retirement and other benefit plans during 2004.

Defined Contribution Plans
--------------------------
Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2003 and 2002, $138 million and $157 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2003, 2002 and 2001, Thrivent Financial contributed $19 million, $17 million and $18 million, respectively to these plans.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities
-------------------------
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities
-----------------
The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
--------------
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans
--------------
The carrying amounts for these instruments approximate their fair value.

Short-term Investments
----------------------
The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents
-------------------------
The carrying amounts for these instruments approximate their fair values.

Separate Accounts
-----------------
The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
---------------------
The fair values for Thrivent Financial's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

The carrying value and estimated fair value of Thrivent Financial's financial instruments are as follows (dollars in millions):

                                           2003                    2002
                                   ---------------------   ---------------------
                                   Carrying   Estimated    Carrying   Estimated
                                    Value     Fair Value    Value     Fair Value
                                   --------   ----------   --------   ----------
Financial Assets:
   Fixed maturity securities       $ 29,103   $   29,103   $ 26,793   $   26,793
   Equity securities                  1,316        1,316      1,379        1,379
   Mortgage loans                     5,817        6,149      5,812        6,507
   Short-term investments               991          991        667          667
   Cash and cash equivalents          1,751        1,751      1,753        1,753
   Contract loans                     1,256        1,256      1,272        1,272
   Separate account assets            9,203        9,203      7,354        7,354
Financial Liabilities:
   Deferred annuities                12,522       12,425     11,340       11,254
   Separate account liabilities       9,191        9,191      7,317        7,317
   Other                              1,665        1,665      1,441        1,437

Note 8. Commitments and Contingent Liabilities

Litigation
----------
Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Also, Thrivent Financial has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial. These matters are sometimes referred to as market conduct lawsuits. Thrivent Financial believes it has substantial defenses to these actions and intends to assert them in the courts where the action is filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Financial.

Financial Instruments
---------------------
Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financials exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 8. Commitments and Contingent Liabilities, continued

Commitments to Extend Credit
Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $558 million and $169 million as of December 31, 2003 and 2002, respectively. Commitments to purchase other invested assets were $86 million and $310 million as of December 31, 2003 and 2002, respectively.

Financial Guarantees
Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases
------
Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $9 million, $7 million and $11 million for the years ended December 31, 2003, 2002 and 2001, respectively. Future minimum aggregate rental commitments as of December 31, 2003 for operating leases were as follows: 2004 - $7 million; 2005 - $5 million; 2006 - $4 million; 2007 - $3 million and 2008 - $1 million.

Note 9. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities
-------------------------
For statutory purposes, investments in fixed maturity securities are reported at amortized cost

Acquisition costs
-----------------
Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities
--------------------
Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets
-------------------
Certain assets, primarily furniture, equipment and agents' debit balances, are charged directly to members' equity and excluded from the balance sheet.

Interest Maintenance Reserve
----------------------------
Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 9. Synopsis of Statutory Financial Results, continued

Asset Valuation Reserve
-----------------------
A reserve, charged directly to members' equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals
------------------------
Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statement of Operations.

Consolidation
-------------
Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members' equity.

Summarized statutory-basis financial information as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 for Thrivent Financial is as follows (dollars in millions):

                                                  2003       2002
                                                --------   --------
Admitted assets                                 $ 45,297   $ 41,203
                                                ========   ========
Liabilities                                       42,448     38,559
Surplus                                            2,849      2,644
                                                --------   --------
Total liabilities and surplus                   $ 45,297   $ 41,203
                                                ========   ========

                                                  2003       2002       2001
                                                --------   --------   --------
Gain from operations before net realized
 capital losses                                 $     85   $      1   $     39
Net realized capital losses                          (95)      (333)       (54)
                                                --------   --------   --------
   Net loss                                          (10)      (332)       (15)
Total other changes                                  215        (18)       (25)
                                                --------   --------   --------
Net change in unassigned surplus                $    205   $   (350)  $    (40)
                                                ========   ========   ========
Thrivent Financial is in compliance with the statutory surplus requirements of all states.

PART C. OTHER INFORMATION
-------------------------

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit                                                                                                 Filed
Number    Name of Exhibit                                           Incorporated by Reference           Herewith
-------   -------------------------------------------------------   ---------------------------------   --------
(a)(i)    Resolution of the Board of Directors of the Depositor     Initial Filing dated July 10,
          authorizing the establishment of the Registrant           1997/1/
(a)(ii)   Resolution of the Board of Directors of the Depositor     Post Effective Amendment #8
          authorizing the name change of the Registrant to          dated August 29, 2002/1/
          Thrivent Variable Life Account I

(b)       Custodian Agreement                                       N/A

(c)(i)    Specimen of Distribution Agreement with Registered        Post-Effective Amendment #9
          Representatives                                           dated October 29, 2002/1/
(c)(ii)   Form of Principal Underwriting Agreement                  Post-Effective Amendment #9
                                                                    dated October 29, 2002/1/

(d)(i)    Specimen Flexible Premium Variable Life Insurance         Pre-Effective Amendment #1 dated
          Contracts                                                 December 15, 2003/2/
(d)(ii)   Contract Riders and Endorsements                          Initial Filing dated February
                                                                    26, 2003/2/

(e)       Application Form                                          Initial Filing dated February
                                                                    26, 2003/2/

(f)       Articles of Incorporation of Depositor (as amended May                                           X
          21, 2002) and Bylaws of Depositor (as amended February
          5, 2004)

(g)       Contract Reinsurance                                      Initial Filing dated February
                                                                    26, 2003/2/

(h)(i)    Participation Agreement between Depositor and Thrivent                                           X
          Series Fund, Inc. Dated December 15, 2003

(h)(ii)   Amended & Restated Participation Agreement among          Post Effective Amendment #7
          Depositor, the Accounts, Savings Plan, CMC and the Fund   April 26, 2002/1/
          dated January 1, 2002

(i)       Administrative Contracts                                  N/A

(j)       Other Material Contracts                                  N/A
(k)       Opinion & Consent of Counsel                                                                     X

----------
/1/ Incorporated by reference from the specified filing for the Thrivent Variable Life Account I File No. 333-31011.
/2/ Incorporated by reference from the specified filing for the Thrivent Variable Life Account I File No. 333-103545.

Exhibit                                                                                                 Filed
Number    Name of Exhibit                                           Incorporated by Reference           Herewith
-------   -------------------------------------------------------   ---------------------------------   --------

(l)       Actuarial Opinion and Consent                                                                    X

(m)       Calculation                                                                                      X

(n)       Consent of Independent Auditors - Ernst & Young LLP                                              X

(o)       Omitted Financial Statements                              N/A

(p)       Initial Capital Agreements                                N/A

(q)       Redeemability Exemption                                   Pre-Effective Amendment #1 dated
                                                                    December 15, 2003/2/

(r)(i)    Powers of Attorney - Richard E. Beumer, Dr. Addie J.      Post-Effective Amendment #8
          Butler, John O. Gilbert, Gary J. Greenfield, Robert H.    dated August 29, 2002/1/
          Hoffman, James M. Hushagen, Richard C. Kessler, Richard
          C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J.
          Nicholson, Paul D. Schrage, Dr. Kurt M. Senske, Dr.
          Albert K. Siu, Lawrence W. Stranghoener, Roger G.
          Wheeler, Thomas R. Zehnder, and Randall L. Boushek
(r)(ii)   Power of Attorney - Adrian M. Tocklin                     Initial Filing dated February
                                                                    26, 2003/2/

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.


Name and Principal                      Positions and Offices
Business Address                        with Depositor
-------------------------------------   ----------------------------------------

John O. Gilbert                         Chairman of the Board

Bruce J. Nicholson                      Director, President & Chief Executive
                                        Officer

Richard E. Beumer                       Director
Jacobs Engineering Group, Inc.
13013 Wheatfield Farm Road
Town & Country, MO 63141

Name and Principal                      Positions and Offices
Business Address                        with Depositor
-------------------------------------   ----------------------------------------

Dr. Addie J. Butler                     Director
Community College of Philadelphia
Philadelphia, PA 19130

Gary J. Greenfield                      Director
668 N 77/th/ Street
Wauwatosa, WI 53213

Robert H. Hoffman                       Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728
North Mankato, MN 56002-3728

James M. Hushagen                       Director
Eisenhower & Carlson
1201 Pacific Avenue, Suite 1200
Tacoma, WA 98402

Richard C. Kessler                      Director
The Kessler Enterprise
7380 Sand Lake Road, Suite 1200
Orlando, FL 32819

Richard C. Lundell                      Director
7341 Dogwood
Excelsior, MN 55331

John P. McDaniel                        Director
MedStar Health
5565 Sterrett Place
Columbia, MD 21044

Name and Principal                      Positions and Offices
Business Address                        with Depositor
-------------------------------------   ----------------------------------------

Paul W. Middeke                         Director
The Lutheran Church - Missouri Synod
Worker Benefit Plans
1333 South Kirkwood Road
St. Louis, MO 63122

Paul D. Schrage                         Director
42237 N. 112/th/ Place
Scottsdale, AZ 85262
Dr. Kurt M. Senske                      Director
Lutheran Social Services
8305 Cross Park Drive
Austin, TX 78714

Dr. Albert K. Siu                       Director
Gile@dLearning LLC
23 North Gate Road
Mendham, NJ 07945

Adrian M. Tocklin                       Director
4961 Bacopa Lane South, #801
St. Petersburg, FL 33715

Roger G. Wheeler                        Director
Proscan, Maintenance Services,
Aircraft Electonics
8891 Airport Road
Minneapolis, MN 55449

Rev. Thomas R. Zehnder                  Director
6308 Chiswick Park
Williamsburg, VA 23188-6368

Lawrence W. Stranghoener                Executive Vice President and Chief
                                        Financial Officer

Jon M. Stellmacher                      Executive Vice President, Financial
4321 North Ballard Road                 Services Operations
Appleton, WI 54919

Woodrow E. Eno, Esq.                    Senior Vice President, General Counsel
                                        and Secretary

Bradford L. Hewitt                      Senior Vice President, Fraternal
                                        Operations

Jennifer H. Martin                      Senior Vice President, Corporate
                                        Administration

Name and Principal                      Positions and Offices
Business Address                        with Depositor
-------------------------------------   ----------------------------------------

Pamela J. Moret                         Executive Vice President, Marketing and
                                        Products

Frederick A. Ohlde                      Senior Vice President
4321 North Ballard Road
Appleton, WI 54919

Larry A. Robbins                        Senior Vice President and Chief
                                        Information Officer

James A. Thomsen                        Senior Vice President, Field
                                        Distribution

Randall L. Boushek                      Senior Vice President and Treasurer,
                                        Finance

Nikki L. Sorum                          Senior Vice President, Business
                                        Development

Russell W. Swansen                      Senior Vice President - Chief Investment
                                        Officer

John E. Hite                            Vice President, Associate General
                                        Counsel and Chief Compliance Officer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1998, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. On January 1, 2002, Aid Association for Lutherans ("AAL") ( the original Depositor) and Lutheran Brotherhood ("LB") merged creating the largest fraternal benefit society in the United States. Now the merged organization is Thrivent Financial for Lutherans ("Thrivent Financial"). Thrivent Financial provides high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.


                                                     --------------------------------
Parent Company                                       Thrivent Financial for Lutherans
                                                       (Wisconsin corp.; fraternal
                                                         benefit society offering
                                                     financial services and products)
                                                     --------------------------------
Holding Company                                        Thrivent Financial Holdings,
                                                                   Inc.
                                                     (Delaware corp.; no independent
                                                               operations)
                    ---------------------------------------------------------------------------------------------
Wholly-owned         Thrivent Investment Management      Thrivent Financial Bank        North Meadows Investment
subsidiaries of                   Inc.                  (Federal charter; federally               Ltd.
Thrivent Financial  (Delaware corp.; broker-dealer            chartered bank)               (Wisconsin corp.;
Holdings, Inc.          and investment adviser)                                        organized for the purpose
                                                                                       of holding and investing
                                                                                            in real estate)
                    ---------------------------------------------------------------------------------------------
                     Thrivent Service Organization,  Thrivent Life Insurance Company       Thrivent Property &
                                  Inc.               (Minnesota corp.; life insurance  Casualty Insurance Agency,
                    (Wisconsin corp.; organized for             company)                          Inc.
                       the purpose of owning bank                                      (Minnesota corp.; auto and
                           account withdrawal                                             homeowners insurance
                            authorizations)                                                    company)
                    ---------------------------------------------------------------------------------------------
                    Field Agents' Brokerage Company    Thrivent Financial Investor     MCB Financial Services,
                    (Minnesota corp.; licensed life          Services Inc.                        Inc.
                      and health insurance agency)    (Pennsylvania corp.; transfer         (Minnesota corp.;
                                                                  agent)                currently not engaged in
                                                                                          any form of business)
                    ---------------------------------------------------------------------------------------------

Item 29. Indemnification

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of Thrivent Investment Management's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and Thrivent Financial provide that each party shall indemnify the other for certain liability. Section 14 states that Thrivent Financial shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, Thrivent Financial will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of Thrivent Financial's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold Thrivent Financial harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of Thrivent Financial, its officers, employees and agents.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Thrivent Financial Savings Plan, Thrivent Investment Management and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between Thrivent Financial and Thrivent Investment Management contains a provision in which Thrivent Financial and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other activity. Thrivent Investment Management, the principal underwriter of the contracts, is also the distributor of The AAL Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares) and The Lutheran Brotherhood Family of Funds (a

     Delaware Business Trust offering Class A, Class B and Institutional Class shares). The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds are open-end management investment companies. Thrivent Investment Management is also a registered investment adviser for the aforementioned mutual funds.

(b) Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal
Business Address                        Positions and Offices with Underwriter
------------------------                ----------------------------------------

John O. Gilbert                         Chairman & Director

Bruce J. Nicholson                      President & Director

Lawrence W. Stranghoener                Director and Senior Vice President

Jon M. Stellmacher                      Director and Senior Vice President
4321 North Ballard Road
Appleton, WI 54919

Woodrow E. Eno                          Director, Senior Vice President and
                                        Secretary

Pamela J. Moret                         Director and Senior Vice President

James A. Thomsen                        Director and Senior Vice President

Russell W. Swansen                      Senior Vice President and Chief
                                        Investment Officer

Randall L. Boushek                      Senior Vice President

James E. Nelson                         Vice President & Assistant Secretary

Katie S. Kloster                        Vice President and Chief Financial
                                        Officer

Thomas R. Mischka                       Vice President and Anti-Money Laundering
4321 North Ballard Road                 Officer
Appleton, WI 54919

John E. Hite                            Vice President and Chief Compliance
                                        Officer

(c)  Not Applicable.

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415, 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 19th day of April, 2004.


                                        By: Thrivent Variable Life Account I
                                            (Registrant)

                                            and

                                            Thrivent Financial for Lutherans
                                            (Depositor, on behalf of itself and
                                            Registrant)

                  *                         President and Chief Executive
--------------------------------------      Officer
Bruce J. Nicholson                          (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:


                  *                         President and Chief Executive
--------------------------------------      Officer
Bruce J. Nicholson                          (Principal Executive Officer)


                  *                         Executive Vice President and Chief
--------------------------------------      Financial Officer
Lawrence W. Stranghoener                    (Principal Accounting Financial
                                            Officer)



                  *                         Senior Vice President and Treasurer,
--------------------------------------      Finance
Randall L. Boushek                          (Principal Accounting Officer)

All of the Board of Directors:

Richard E. Beumer       Richard C. Kessler     Dr. Kurt M. Senske
Dr. Addie J. Butler     Richard C. Lundell     Dr. Albert Siu
John O. Gilbert         John P. McDaniel       Adrian M. Tocklin
Gary J. Greenfield      Paul W. Middeke        Roger G. Wheeler
Robert H. Hoffman       Bruce J. Nicholson     Rev. Thomas R. Zehnder
James M. Hushagen       Paul D. Schrage

     *Brett L. Agnew, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.


/s/ Brett L. Agnew                                   April 19, 2004
--------------------------------------
Brett L. Agnew
Attorney-in-Fact

                                INDEX TO EXHIBITS

     The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit
Number     Name of Exhibit
-------    ---------------
f          Articles of Incorporation and Bylaws
h(i)       Participation Agreement
k          Opinion & Consent of Counsel
l          Actuarial Opinion
m          Calculation
n          Consent of Independent Auditors -- Ernst & Young LLP